                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY

                                CREDIT AGREEMENT

                            Dated as of April 4, 2003

                                      among

                    PLAINS EXPLORATION & PRODUCTION COMPANY,

                                  as Borrower,

                              JPMORGAN CHASE BANK,

                            as Administrative Agent,

                       BANK ONE, NA (MAIN OFFICE CHICAGO)

                                       and

                                BANK OF MONTREAL,

                             as Syndication Agents,

                                   BNP PARIBAS

                                       and

                            THE BANK OF NOVA SCOTIA,

                            as Documentation Agents,

                                       and

                            The Lenders party hereto

--------------------------------------------------------------------------------
                                 Sole Bookrunner

                           J.P. MORGAN SECURITIES INC.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I DEFINITIONS AND ACCOUNTING MATTERS......................................................................1
Section 1.01         Terms Defined Above..........................................................................1
Section 1.02         Certain Defined Terms........................................................................1
Section 1.03         Types of Loans and Borrowings...............................................................23
Section 1.04         Terms Generally; Rules of Construction......................................................23
Section 1.05         Accounting Terms and Determinations; GAAP...................................................23

ARTICLE II THE CREDITS...........................................................................................24
Section 2.01         Commitments.................................................................................24
Section 2.02         Loans and Borrowings........................................................................24
Section 2.03         Requests for Borrowings.....................................................................25
Section 2.04         Interest Elections..........................................................................26
Section 2.05         Funding of Borrowings.......................................................................27
Section 2.06         Termination and Reduction of Aggregate Maximum Credit Amounts...............................28
Section 2.07         Borrowing Base..............................................................................28
Section 2.08         Letters of Credit...........................................................................31

ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES................................................36
Section 3.01         Repayment of Loans..........................................................................36
Section 3.02         Interest....................................................................................36
Section 3.03         Alternate Rate of Interest..................................................................37
Section 3.04         Prepayments.................................................................................37
Section 3.05         Fees........................................................................................39

ARTICLE IV PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS.....................................................40
Section 4.01         Payments Generally; Pro Rata Treatment; Sharing of Set-offs.................................40
Section 4.02         Presumption of Payment by the Borrower......................................................41
Section 4.03         Certain Deductions by the Administrative Agent..............................................41
Section 4.04         Disposition of Proceeds.....................................................................41

ARTICLE V INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY.............................................42
Section 5.01         Increased Costs.............................................................................42
Section 5.02         Break Funding Payments......................................................................43
Section 5.03         Taxes. .....................................................................................43
Section 5.04         Mitigation Obligations; Replacement of Lenders..............................................45
Section 5.05         Illegality..................................................................................45

ARTICLE VI CONDITIONS PRECEDENT..................................................................................46
Section 6.01         Effective Date..............................................................................46

Section 6.02         Each Credit Event...........................................................................48

ARTICLE VII REPRESENTATIONS AND WARRANTIES.......................................................................49
Section 7.01         Organization; Powers........................................................................49
Section 7.02         Authority; Enforceability...................................................................49
Section 7.03         Approvals; No Conflicts.....................................................................50
Section 7.04         Financial Condition; No Material Adverse Change.............................................50
Section 7.05         Litigation..................................................................................51
Section 7.06         Environmental Matters.......................................................................51
Section 7.07         Compliance with the Laws and Agreements; No Defaults........................................52
Section 7.08         Investment Company Act......................................................................53
Section 7.09         Public Utility Holding Company Act..........................................................53
Section 7.10         Taxes.......................................................................................53
Section 7.11         ERISA.......................................................................................53
Section 7.12         Disclosure; No Material Misstatements.......................................................53
Section 7.13         Insurance...................................................................................54
Section 7.14         Restriction on Liens........................................................................54
Section 7.15         Subsidiaries................................................................................54
Section 7.16         Location of Business and Offices............................................................54
Section 7.17         Properties; Titles, Etc.....................................................................55
Section 7.18         Maintenance of Properties...................................................................56
Section 7.19         Gas Imbalances, Prepayments.................................................................56
Section 7.20         Marketing of Production.....................................................................56
Section 7.21         Swap Agreements.............................................................................57
Section 7.22         Use of Loans and Letters of Credit..........................................................57
Section 7.23         Solvency....................................................................................57
Section 7.24         Designated Senior Indebtedness..............................................................57
Section 7.25         Acquisition.................................................................................57

ARTICLE VIII AFFIRMATIVE COVENANTS...............................................................................58
Section 8.01         Financial Statements; Ratings Change; Other Information.....................................58
Section 8.02         Notices of Material Events..................................................................60
Section 8.03         Existence; Conduct of Business..............................................................61
Section 8.04         Payment of Obligations......................................................................61
Section 8.05         Performance of Obligations under Loan Documents.............................................61
Section 8.06         Operation and Maintenance of Properties.....................................................61
Section 8.07         Insurance...................................................................................62
Section 8.08         Books and Records; Inspection Rights........................................................62
Section 8.09         Compliance with Laws........................................................................63
Section 8.10         Environmental Matters.......................................................................63
Section 8.11         Further Assurances..........................................................................64
Section 8.12         Reserve Reports.............................................................................64
Section 8.13         Title Information...........................................................................65
Section 8.14         Additional Collateral; Additional Guarantors................................................66
Section 8.15         ERISA Compliance............................................................................67
Section 8.16         Unrestricted Subsidiaries...................................................................68

ARTICLE IX NEGATIVE COVENANTS....................................................................................68
Section 9.01         Financial Covenants.........................................................................68
Section 9.02         Debt........................................................................................69
Section 9.03         Liens.......................................................................................70
Section 9.04         Dividends, Distributions and Redemptions; Repayment of 2002 Senior
                     Subordinated Notes .........................................................................70
Section 9.05         Investments, Loans and Advances.............................................................71
Section 9.06         Designation and Conversion of Restricted and Unrestricted Subsidiaries;
                     Debt of Unrestricted Subsidiaries...........................................................73
Section 9.07         Nature of Business..........................................................................74
Section 9.08         Limitation on Leases........................................................................74
Section 9.09         Proceeds of Notes...........................................................................74
Section 9.10         ERISA Compliance............................................................................74
Section 9.11         Sale or Discount of Receivables.............................................................75
Section 9.12         Mergers, Etc................................................................................75
Section 9.13         Sale of Properties..........................................................................76
Section 9.14         Environmental Matters.......................................................................77
Section 9.15         Transactions with Affiliates................................................................77
Section 9.16         Subsidiaries................................................................................77
Section 9.17         Negative Pledge Agreements; Dividend Restrictions...........................................77
Section 9.18         Gas Imbalances, Take-or-Pay or Other Prepayments............................................78
Section 9.19         Swap Agreements.............................................................................78
Section 9.20         Acquisition Documents.......................................................................78

ARTICLE X EVENTS OF DEFAULT; REMEDIES............................................................................78
Section 10.01        Events of Default...........................................................................78
Section 10.02        Remedies....................................................................................80

ARTICLE XI THE AGENTS............................................................................................81
Section 11.01        Appointment; Powers.........................................................................81
Section 11.02        Duties and Obligations of Administrative Agent..............................................81
Section 11.03        Action by Administrative Agent..............................................................82
Section 11.04        Reliance by Administrative Agent............................................................83
Section 11.05        Subagents...................................................................................83
Section 11.06        Resignation or Removal of Agents............................................................83
Section 11.07        Agents as  Lenders..........................................................................84
Section 11.08        No Reliance.................................................................................84
Section 11.09        Authority of Administrative Agent to Release Collateral and Liens...........................84
Section 11.10        The Syndication Agents, Documentation Agents and Arrangers..................................84

ARTICLE XII MISCELLANEOUS........................................................................................85
Section 12.01        Notices.....................................................................................85
Section 12.02        Waivers; Amendments.........................................................................85
Section 12.03        Expenses, Indemnity; Damage Waiver..........................................................86
Section 12.04        Successors and Assigns......................................................................89
Section 12.05        Survival; Revival; Reinstatement............................................................92

Section 12.06        Counterparts; Integration; Effectiveness....................................................92
Section 12.07        Severability................................................................................93
Section 12.08        Right of Setoff.............................................................................93
Section 12.09        GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS..................................93
Section 12.10        Headings....................................................................................95
Section 12.11        Confidentiality.............................................................................95
Section 12.12        Interest Rate Limitation....................................................................96
Section 12.13        EXCULPATION PROVISIONS......................................................................96
Section 12.14        Specified Senior Indebtedness...............................................................97
Section 12.15        Collateral Matters; Swap Agreements.........................................................97
Section 12.16        No Third Party Beneficiaries................................................................97

Annex I           List of Maximum Credit Amounts

Exhibit A         Form of Note
Exhibit B         Form of Compliance Certificate
Exhibit C-1       Security Instruments
Exhibit C-2       Form of Guaranty and Collateral Agreement
Exhibit D         Form of Assignment and Assumption

Schedule 7.03     Approvals
Schedule 7.05     Litigation
Schedule 7.06     Environmental Matters
Schedule 7.14     Restriction on Liens
Schedule 7.15     Subsidiaries and Partnerships; Unrestricted Subsidiaries
Schedule 7.17     Properties; Titles, Etc.
Schedule 7.19     Gas Imbalances
Schedule 7.20     Marketing Contracts
Schedule 7.21     Swap Agreements
Schedule 9.03     Liens
Schedule 9.05     Investments
Schedule 9.07     Nature of Business

        THIS CREDIT AGREEMENT dated as of April 4, 2003, is among: PLAINS EXPLORATION & PRODUCTION COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the "Borrower"); each of the Lenders from time to time party hereto; JPMORGAN CHASE BANK (in its individual capacity, "JPMorgan"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); BANK ONE, NA (MAIN OFFICE CHICAGO) and BANK OF MONTREAL, as syndication agents for the Lenders (each, in such capacity, together with its successors in such capacity, a "Syndication Agent"); and BNP PARIBAS and THE BANK OF NOVA SCOTIA, as documentation agents for the Lenders (each, in such capacity, together with its successors in such capacity, a "Documentation Agent").

                                 R E C I T A L S

        A. The Borrower has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower.

        B. The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

        C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                    ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

        Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.

        Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

        "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

        "Acquisition" means the acquisition of all of the issued and outstanding Equity Interests of the Target by the Borrower or a Restricted Subsidiary and the subsequent merger of the Target with and into the Borrower or such Restricted Subsidiary pursuant to the terms and conditions of the Acquisition Documents.

        "Acquisition Documents" means (a) the Agreement and Plan of Merger among Target, PXP Gulf Coast Inc. and the Borrower dated as of February 2, 2003 and
(b) all other material agreements, instruments and documents executed and delivered in connection therewith, each as amended.

        "Acquisition Properties" means the Oil and Gas Properties and other Properties of the Target.

        "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

        "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

        "Affected Loans" has the meaning assigned such term in Section 5.05.

        "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

        "Affiliate Agreements" means (i) that certain Crude Oil Marketing Agreement dated as of the November 17, 1998 among PLX, Plains Illinois Inc., the Borrower (f/k/a Stocker Resources, L.P.), Calumet Florida, Inc. and Plains Marketing LP (as such may be amended in accordance with the express terms of the Transition Agreements), (ii) that certain Omnibus Agreement dated as of the November 17, 1998 among PLX, Plains All American Pipeline, L.P., Plains Marketing LP, All American Pipeline LP and Plains Holdings Inc. (f/k/a Plains All American Inc.) (as such may be amended in accordance with the express terms of the Transition Agreements), (iii) that certain Contribution, Conveyance and Assumption Agreement dated as of the November 23, 1998 among Plains All American Pipeline, L.P., PLX and certain other parties, (iv) that certain Letter Agreement dated October 23, 2001 between Plains Marketing, L.P. and the Borrower regarding the Crude Oil Sales Agreement dated April 1, 2001 between Tosco Refining Co. and Plains Marketing, L.P., and (v) that certain Agreement for the Allocation of the Consolidated Federal Income Tax Liability and State and Local Taxes Among the Members of PLX Affiliate Group, dated June 30, 1998, between PLX and the members of PLX's consolidated group identified therein.

        "Agents" means, collectively, the Administrative Agent, the Syndication Agents and the Documentation Agents; and "Agent" shall mean either the Administrative Agent, any Syndication Agent or any Documentation Agent, as the context requires.

        "Aggregate Maximum Credit Amounts" at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to
Section 2.06.

        "Agreement" means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

        "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

        "Applicable Margin" means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

                                            Borrowing Base Utilization Grid
--------------------------------------------------------------------------------------------------------------------
Borrowing Base              *25%       ****25%, but *50%  ****50%, but *75%   ****75%, but *90%         ****90%
Utilization
Percentage
--------------------------------------------------------------------------------------------------------------------
ABR Loans                  0.125%           0.250%             0.375%              0.500%               0.750%
--------------------------------------------------------------------------------------------------------------------
Eurodollar Loans           1.375%           1.500%             1.625%              1.750%               2.000%
--------------------------------------------------------------------------------------------------------------------
Commitment Fee Rate        0.375%           0.375%             0.500%              0.500%               0.500%
--------------------------------------------------------------------------------------------------------------------

----------
*       LESS THAN
****    GREATER THAN EQUAL TO

provided, that at any time when the Borrower's Index Debt is rated BB+ or higher from S&P or Ba1 or higher from Moody's, then the Applicable Margin for Eurodollar Loans set forth in each portion of the grid shall be reduced by an amount equal to 0.125%.

        Each change in the Applicable Margin resulting from either a change in the Borrowing Base Utilization Percentage or in the Index Debt shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the "Applicable Margin" means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

        "Applicable Percentage" means, with respect to any Lender, the percentage of the Aggregate Maximum Credit Amounts represented by such Lender's Maximum Credit Amount as such percentage is set forth on Annex I.

        "Approved Counterparty" means (a) any Lender or any Affiliate of a Lender and (b) any other Person whose long term senior unsecured debt rating at the time of entering into the Swap Agreement is BBB+/Baa3 by S&P or Moody's (or their equivalent) or higher.

        "Approved Fund" means (a) a CLO and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

        "Approved Petroleum Engineers" means (a) Netherland, Sewell & Associates, Inc., (b) Ryder Scott Company Petroleum Consultants, L.P. and (c) any other independent petroleum engineers reasonably acceptable to the Administrative Agent.

        "Arrangers" means, collectively, J.P. Morgan Securities Inc., Banc One Capital Markets, Inc. and BMO Nesbitt Burns Financing, Inc., each in its capacity as a co-arranger.

        "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

        "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

        "Availability Period" means the period from and including the Effective Date to but excluding the Termination Date.

        "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

        "Board" means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

        "Borrowing" means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

        "Borrowing Base" means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.13(e).

        "Borrowing Base Utilization Percentage" means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the Borrowing Base in effect on such day.

        "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

        "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in dollar deposits are carried out in the London interbank market.

        "Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

        "Casualty Event" means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or any of its Restricted Subsidiaries having a fair market value in excess of $5,000,000.

        "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than any Permitted Holders (except that such person or group shall be deemed to have "beneficial ownership" of all shares that any person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), of Equity Interests representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower (or its successor by merger, consolidation or purchase of all or substantially all of its assets); (b) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors; (c) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d) and 14(d) of the Securities and Exchange Act of 1934); or (d) a "Change of Control" under the 2002 Senior Subordinated Indenture.

        "Change in Law" means (a) the adoption of any law, rule or regulation after the Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 5.01(b)), by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date.

        "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

        "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The amount representing each Lender's Commitment shall at any time be the lesser of such Lender's Maximum Credit Amount and such Lender's Applicable Percentage of the then effective Borrowing Base.

        "Commitment Fee Rate" has the meaning set forth in the definition of "Applicable Margin".

        "Consolidated Net Income" means with respect to the Borrower and the Consolidated Restricted Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and the Consolidated Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Borrower or any Consolidated Restricted Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and the Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Borrower or to a Consolidated Restricted Subsidiary, as the case may be; (b) the net income (but not loss) during such period of any Consolidated Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (d) any extraordinary gains or losses during such period; (e) non-cash gains, losses or adjustments under FASB Statement No. 133 as a result of changes in the fair market value of derivatives; and (f) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns and writedowns under FASB Statements Nos. 19 and 121.

        "Consolidated Restricted Subsidiaries" means any Restricted Subsidiaries that are Consolidated Subsidiaries.

        "Consolidated Subsidiaries" means each Subsidiary of the Borrower (whether now existing or hereafter created or acquired) the financial statements of which are or shall be (or should have been) consolidated with the financial statements of the Borrower in accordance with GAAP.

        "Consolidated Unrestricted Subsidiaries" means any Unrestricted Subsidiaries that are Consolidated Subsidiaries.

        "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Borrower who: (a) was a member of such Board of Directors on the date hereof; or (b) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

        "Debt" means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments;
(b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable, accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services not excluded pursuant to the final sentence of this definition; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any Property of such Person, whether or not such Debt is assumed by such Person;
(g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP. The Debt of any Person shall not include any accounts payable, accrued expenses or other liabilities of such Person to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities) which are not greater than 120 days past the invoice or billing date or, if greater than 120 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor; provided that in the event that the foregoing conditions are not met, such accounts payable, accrued expenses or other liabilities shall constitute Debt.

        "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

        "Disqualified Capital Stock" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the earlier of
(a) the Maturity Date and (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated.

        "dollars" or "$" refers to lawful money of the United States of America.

        "Domestic Subsidiary" means any Restricted Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

        "Effective Date" means the date on which the conditions specified in
Section 6.01 are satisfied (or waived in accordance with Section 12.02).

        "Engineering Reports" has the meaning assigned such term in Section 2.07(c)(i).

        "Environmental Laws" means any and all Governmental Requirements pertaining in any way to health, safety the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which the Borrower or any Restricted Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Restricted Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA and the term "oil and gas waste" shall have the meaning specified in Section 91.1011 of the Texas Natural Resources Code ("Section 91.1011"); provided, however, that (a) in the event either OPA, CERCLA, RCRA or Section 91.1011 is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of the Borrower or any Restricted Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste," "disposal" or "oil and gas waste" which is broader than that specified in either OPA, CERCLA, RCRA or Section 91.1011, such broader meaning shall apply.

        "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

        "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with the Borrower or a Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

        "ERISA Event" means (a) a "Reportable Event" described in section 4043 of ERISA and the regulations issued thereunder, (b) the withdrawal of the Borrower, a Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA,
(c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt of a notice of withdrawal liability pursuant to Section 4202 of ERISA or (f) any other event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

        "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

        "Event of Default" has the meaning assigned such term in Section 10.01.

        "Excepted Liens" means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens incurred or deposits made in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord's Liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's and construction Liens, Liens on pipelines and pipeline facilities that arise by operation of law or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;
(d) contractual Liens under lease agreements or which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out and farm-in agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by Borrower or any of its Restricted Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, zoning restrictions servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any Restricted Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business, (h) judgment and attachment Liens not giving rise to an Event of Default, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced, and (i) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by the Borrower and the Restricted Subsidiaries in the ordinary course of business covering only the Property under lease; provided, further that Liens described in clauses (a) through (e) shall remain "Excepted Liens" only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

        "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its income, receipts, total assets, net worth, and capital by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 5.04(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 5.03(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.03(a) or Section 5.03(c).

        "Existing Credit Agreement" means the Credit Agreement dated as of July 3, 2002 among the Borrower, as borrower, JPMorgan Chase Bank, as administrative agent, and the other agents and lenders party thereto, as amended by the First Amendment to Credit Agreement dated effective as of July 19, 2002.

        "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

        "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

        "Financial Statements" means the financial statement or statements of the Borrower and its Consolidated Subsidiaries referred to in Section 7.04(a).

        "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

        "Foreign Subsidiary" means any Restricted Subsidiary that is not a Domestic Subsidiary.

        "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05.

        "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Borrower, any Restricted Subsidiary, any of their Properties, any Agent, any Issuing Bank or any Lender.

        "Governmental Requirement" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

        "Guarantors" means:

                (a)     Plains Illinois Inc., a Delaware corporation;

                (b)     Arguello Inc., a Delaware corporation;

                (c)     Plains E&P Company, a Delaware corporation;

                (d)     PMCT Inc., a Delaware corporation;

                (e) Plains Resources International Inc., a Delaware corporation;

                (f)     PXP Gulf Coast Inc., a Delaware corporation;

                (g) each Domestic Subsidiary that guarantees the Indebtedness pursuant to Section 8.14(b); and

                (h) any other Person that must guarantee the Indebtedness in order for the Borrower to comply with Section 9.04(b)(ii)(C).

        "Guaranty Agreement" means an agreement executed by the Guarantors in substantially the form of Exhibit C-2 unconditionally guarantying on a joint and several basis, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

        "Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

        "Hydrocarbon Interests" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

        "Hydrocarbons" means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

        "Indebtedness" means any and all amounts owing or to be owing by the Borrower, any of its Restricted Subsidiaries or any Guarantor: (a) to the Administrative Agent, any Issuing Bank or any Lender under any Loan Document;
(b) to any Lender or any Affiliate of a Lender under any Swap Agreement between the Borrower or any of its Restricted Subsidiaries and such Lender or Affiliate of a Lender while such Person (or in the case of its Affiliate, the Person affiliated therewith) is a Lender hereunder; and (c) all renewals, extensions and/or rearrangements of any of the foregoing.

        "Indemnified Taxes" means Taxes other than Excluded Taxes.

        "Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person (other than a Guarantor) or subject to any other credit enhancement.

        "Initial Reserve Report" means, collectively, (i) the report of Ryder Scott Company Petroleum Consultants, L.P. with respect to the value of the Oil and Gas Properties of Plains Illinois Inc. as of December 31, 2002, (ii) the report of Ryder Scott Company Petroleum Consultants, L.P. with respect to the value of the Arroyo Grande Field Oil and Gas Properties of PLX as of December 31, 2002, (iii) the report of Ryder Scott Company Petroleum Consultants, L.P. with respect to the value of the Mount Poso Field Oil and Gas Properties of PLX as of December 31, 2002, (iv) the report of Netherland, Sewell & Associates, Inc. with respect to the value of certain Oil and Gas Properties of the Borrower located in Los Angeles County California as of January 1, 2003, (v) the report of Netherland, Sewell & Associates, Inc. with respect to the value of certain Oil and Gas Properties of PLX located in Louisiana as of December 31, 2002, (vi) the report of Netherland, Sewell & Associates, Inc. with respect to the value of the Oil and Gas Properties of Arguello Inc. as of January 1, 2003 and (vii) the report of Ryder Scott Company Petroleum Consultants, L.P. with respect to the Acquisition Properties as of December 31, 2002.

        "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04.

        "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

        "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

        "Interim Redetermination" has the meaning assigned such term in Section 2.07(b).

        "Interim Redetermination Date" means the date on which a Borrowing Base that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.07(d).

        "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business) or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

        "Issuing Bank" means JPMorgan and each Lender that agrees to act as an issuer of Letters of Credit hereunder at the request of the Borrower, in each case, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

        "LC Commitment" at any time means Fifty Million dollars ($50,000,000).

        "LC Disbursement" means a payment made by any Issuing Bank pursuant to a Letter of Credit issued by such Issuing Bank.

        "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn and unexpired stated amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

        "Lenders" means the Persons listed on Annex I, any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

        "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

        "Letter of Credit Agreements" means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with any Issuing Bank relating to any Letter of Credit issued by such Issuing Bank.

        "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

        "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Borrower and its Restricted Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

        "Loan Documents" means this Agreement, the Notes, all Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

        "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

        "Majority Lenders" means, at any time while no Loans or LC Exposure is outstanding, Lenders having at least fifty and one tenth percent (50.1%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least fifty and one tenth percent (50.1%) of the outstanding aggregate principal amount of the Loans or participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

        "Master Separation Agreement" means the Master Separation Agreement dated as of July 3, 2002 between the Borrower and PLX.

        "Material Adverse Effect" means a material adverse effect on (a) the business, operations, Property or financial condition of the Borrower and the Restricted Subsidiaries taken as a whole, (b) the validity or enforceability of any of the Loan Documents taken as a whole or the ability of the Borrower, any Restricted Subsidiary or any Guarantor to perform any of its obligations under any Loan Document or (c) the rights and remedies of or benefits available to the Administrative Agent, any Issuing Bank or any Lender under any Loan Document.

        "Material Indebtedness" means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Restricted Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

        "Maturity Date" means April 4, 2006.

        "Maximum Credit Amount" means, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Credit Amounts", as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b) or (b) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

        "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

        "Mortgaged Property" means any Property owned by the Borrower or any Guarantor which is subject to the Liens existing and to exist under the terms of the Security Instruments.

        "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in section 3(37) or 4001 (a)(3) of ERISA.

        "Net Cash Proceeds" means, with respect to the sale of any Equity Interests of the Borrower, all cash received by the Borrower or any of its Restricted Subsidiaries from such sale after payment of, or provision for, all underwriter fees and expenses, SEC and blue sky fees, printing costs, fees and expenses of accountants, lawyers and other professional advisors, brokerage commissions and other out-of-pocket fees and expenses actually incurred in connection with such sale of Equity Interests.

        "New Borrowing Base Notice" has the meaning assigned such term in
Section 2.07(d).

        "Non-Recourse Debt" means any Debt of any Unrestricted Subsidiary or other Person in which the Borrower or a Restricted Subsidiary made an Investment permitted by Section 9.05(j), in each case in respect of which: (a) the holder or holders thereof (i) shall have recourse only to, and shall have the right to require the obligations of such Unrestricted Subsidiary or such Person to be performed, satisfied, and paid only out of, the Property of such Unrestricted Subsidiary or such Person and/or one or more of its Subsidiaries (but only to the extent that such Subsidiaries are Unrestricted Subsidiaries or not Subsidiaries of the Borrower) and/or any other Person (other than Borrower and/or any Restricted Subsidiary) and (ii) shall have no direct or indirect recourse (including by way of guaranty, support or indemnity) to the Borrower or any Restricted Subsidiary or to any of the Property of Borrower or any Restricted Subsidiary, whether for principal, interest, fees, expenses or otherwise; and (b) the terms and conditions relating to the non-recourse nature of such Debt are in form and substance reasonably acceptable to the Administrative Agent.

        "Notes" means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

        "Oil and Gas Properties" means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, transportation, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

        "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

        "Participant" has the meaning set forth in Section 12.04(c)(i).

        "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

        "Permitted Additional Senior Subordinated Notes" means senior subordinated notes which may be issued by the Borrower pursuant to the 2002 Senior Subordinated Indenture or otherwise on or prior to May 1, 2004, subject to and in accordance with the terms hereof, in an aggregate principal amount not to exceed $200,000,000, having a stated coupon not in excess of

8-3/4%, a final maturity no earlier than seven years from the Effective Date and other terms substantially similar in all material respects to the 2002 Senior Subordinated Notes and the 2002 Senior Subordinated Indenture or which are otherwise satisfactory to the Administrative Agent.

        "Permitted Additional Senior Subordinated Indenture" means the indenture among the Borrower, as issuer, any subsidiary guarantors party thereto and a trustee, pursuant to which Permitted Additional Senior Subordinated Notes are issued, as amended or supplemented pursuant to Section 9.04(b).

        "Permitted Holders" means (i) James C. Flores and his spouse and lineal descendants, their respective estates or legal representatives, (ii) trusts created for the benefit of such Persons and (iii) entities of which 80% or more of the Equity Interest having ordinary voting power is directly or indirectly owned by an of the preceding Persons.

        "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

        "Plains E&P Company" means Plains E&P Company, a Delaware corporation.

        "PLX" means Plains Resources Inc., a Delaware corporation.

        "Plan" means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate.

        "Point Arguello Partnerships" means the following partnerships of which Arguello Inc. is a managing general partner: (i) Gaviota Gas Plant Company, (ii) Point Arguello Natural Gas Line Company, (iii) Point Arguello Pipeline Company and (iv) Point Arguello Terminal Company.

        "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate; it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

        "Proposed Borrowing Base" has the meaning assigned to such term in
Section 2.07(c)(i).

        "Proposed Borrowing Base Notice" has the meaning assigned to such term in Section 2.07(c)(ii).

        "Redemption" means with respect to any Debt, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Debt. "Redeem" has the correlative meaning thereto.

        "Redetermination Date" means, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.07(d).

        "Register" has the meaning assigned such term in Section 12.04(b)(iv).

        "Regulation D" means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

        "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and attorneys, accountants and experts of such Person and such Person's Affiliates.

        "Remedial Work" has the meaning assigned such term in Section 8.10(a).

        "Reserve Report" means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each January 1st or July 1st (or such other date in the event of an Interim Redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time.

        "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

        "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower or (b) any payment or other distribution in respect of any indemnity obligation of the Borrower or any of its Subsidiaries under the Master Separation Agreement, the Tax Allocation Agreement or any other Spin-off Document.

        "Restricted Subsidiary" means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary.

        "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans and its LC Exposure at such time.

        "Scheduled Redetermination" has the meaning assigned such term in
Section 2.07(b).

        "Scheduled Redetermination Date" means the date on which a Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.07(d).

        "SEC" means the Securities and Exchange Commission or any successor Governmental Authority.

        "Security Instruments" means the Guaranty Agreement, mortgages, deeds of trust and other agreements, instruments or certificates described or referred to in Exhibit C-1, and any and all other agreements, instruments or certificates now or hereafter executed and delivered by the Borrower or any other Person (other than Swap Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Indebtedness, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

        "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

        "Spin-off Documents" means the Transition Agreements and all other agreements, instruments and documents executed in connection therewith.

        "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and
(b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

        "Subsidiary" means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (b) any partnership of which the Borrower or any of its Subsidiaries is a general partner other than the Point Arguello Partnerships. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

        "Super-majority Lenders" means, at any time while no Loans or LC Exposure is outstanding, Lenders having at least sixty-six and two thirds percent (66-2/3%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans or participation interests in such Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

        "Swap Agreement" means any agreement with respect to any swap, cap, collar, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

        "Synthetic Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

        "Tangible Net Worth" means, at any date, the consolidated net worth of the Borrower and its Consolidated Restricted Subsidiaries after subtracting therefrom the aggregate amount of treasury stock, goodwill, deferred development costs, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names and all other intangible assets of the Borrower and its Consolidated Restricted Subsidiaries classified as such under GAAP.

        "Target" means 3Tec Energy Corporation, a Delaware corporation.

        "Tax Allocation Agreement" means the Tax Allocation Agreement dated as of July 3, 2002 between the Borrower and PLX.

        "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

        "Termination Date" means the earlier of the Maturity Date and the date of termination of the Commitments.

        "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

        "Transactions" means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement, each other Loan Document, and each Acquisition Document to which it is a party, the Acquisition, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, and the grant of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document, Acquisition Document to which it is a party, the Acquisition, the guaranteeing of the Indebtedness and the other obligations under the Guaranty Agreement by such Guarantor and such Guarantor's grant of the security interests and provision of collateral thereunder, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments.

        "Transition Agreements" means the Master Separation Agreement, the Employee Matters Agreement, between the Borrower and PLX, dated as of July 3, 2002, the Plains Resources Inc. Transition Services Agreement, between the Borrower and PLX, dated as of July 3, 2002, the Plains Exploration & Production Company, L.P. Transition Services Agreement, between the Borrower and PLX, dated as of July 3, 2002, the Technical Services Agreement, among the Borrower, PLX and Calumet Florida, L.L.C., dated as of July 3, 2002, the Intellectual Property Agreement, between the Borrower and PLX, dated as of July 3, 2002, and the Tax Allocation Agreement, each as amended or supplemented from time to time in compliance with the terms of the 2002 Senior Subordinated Indenture.

        "2002 Senior Subordinated Indenture" means that certain Indenture dated as of July 3, 2002, among the Borrower and Plains E&P Company, as co-issuers, the Subsidiary Guarantors party thereto and JPMorgan, as trustee, pursuant to which the 2002 Senior Subordinated Notes are issued, as hereafter amended or supplemented pursuant to Section 9.04(b).

        "2002 Senior Subordinated Notes" means the $200,000,000 8-3/4% senior subordinated notes due 2012 issued by the Borrower and Plains E&P Company, as co-issuers.

        "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted LIBO Rate.

        "Unrestricted Subsidiary" means any Subsidiary of the Borrower designated as such on Schedule 7.15 or which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to
Section 9.06.

        "Wholly-Owned Subsidiary" means any Restricted Subsidiary of which all of the outstanding Equity Interests (other than any directors' qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries or by the Borrower and one or more of the Wholly-Owned Subsidiaries.

        Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a "Eurodollar Loan" or a "Eurodollar Borrowing").

        Section 1.04 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

        Section 1.05 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which Borrower's independent certified public accountants concur and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

                                   ARTICLE II
                                   THE CREDITS

        Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or
(b) the total Revolving Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans.

        Section 2.02    Loans and Borrowings.

                (a) Borrowings; Several Obligations. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                (b) Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. No such designation or transfer shall result in any liability on the part of the Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer which is made by a Lender pursuant to Section 5.04 or Section 5.05, or otherwise for the purpose of complying with any Governmental Requirement). Increased costs for expenses resulting from a change in law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

                (c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of eight (8) Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

                (d) Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the Effective Date or (ii) any

Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. In the event that any Lender's Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

        Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                        (i)     the aggregate amount of the requested Borrowing;

                        (ii) the date of such Borrowing, which shall be a Business Day;

                        (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                        (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period";

                        (v) the amount of the then effective Borrowing Base, the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and

                        (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar

Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing
Base).

Promptly following receipt of a Borrowing Request in accordance with this
Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

        Section 2.04    Interest Elections.

                (a) Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                (b) Interest Election Requests. To make an election pursuant to this Section 2.04, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                (c) Information in Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                        (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

                        (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                        (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                        (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

        If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                (d) Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                (e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing: (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective) and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

        Section 2.05    Funding of Borrowings.

                (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in Houston, Texas and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank that made such LC Disbursement.

                (b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with

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

banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

        Section 2.06 Termination and Reduction of Aggregate Maximum Credit Amounts.

                (a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts or the Borrowing Base is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.

                (b) Optional Termination and Reduction of Aggregate Credit Amounts.

                        (i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Commitments.

                        (ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section 2.06(b)(i) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Lenders in accordance with each Lender's Applicable Percentage.

        Section 2.07    Borrowing Base.

                (a) Initial Borrowing Base. For the period from and including the Effective Date to but excluding the first Redetermination Date, the amount of the Borrowing Base shall be $425,000,000; provided that if the Borrower or any Restricted Subsidiary sells or otherwise disposes of (including Casualty Events) any Oil and Gas Property or any Restricted Subsidiary owning Oil and Gas Properties included in the most recently delivered Reserve Report during the period commencing on the date hereof to but excluding the Effective Date, and such Property has a fair market value in excess of $15,000,000 (as reasonably determined by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), individually or in the aggregate, then the Borrowing Base shall be reduced, effective immediately upon such sale or disposition, by an amount equal to the value, if any, assigned such Property in the most recently delivered Reserve Report. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.13.

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

                (b)     Scheduled and Interim Redeterminations. Subject to
Section 2.07(d), the Borrowing Base shall be redetermined (a "Scheduled Redetermination") on May 1st and November 1st of each year, commencing November 1, 2003. In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Super-majority Lenders, by notifying the Borrower thereof, one time during any 12-month period, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (an "Interim Redetermination") in accordance with this Section 2.07.

                (c)     Scheduled and Interim Redetermination Procedure.

                        (i) Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows: Upon receipt by the Administrative Agent of (A) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.12(a) and
        (c), and, in the case of an Interim Redetermination, pursuant to Section 8.12(b) and (c), and (B) such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.12(c), as may, from time to time, be reasonably requested by the Majority Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information being the "Engineering Reports"), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in good faith, propose a new Borrowing Base (the "Proposed Borrowing Base") based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt) as the Administrative Agent deems appropriate and consistent with its normal oil and gas lending criteria as it exists at the particular time.

                        (ii) The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Borrowing Base (the "Proposed Borrowing Base Notice"):

                                (A)     in the case of a Scheduled
Redetermination (1) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on or before the April 15th and October 15th of such year following the date of delivery or (2) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.07(c)(i); and

                                (B)     in the case of an Interim
Redetermination, promptly, and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports.

                        (iii) Any Proposed Borrowing Base that would increase the Borrowing Base then in effect must be approved or deemed to have been approved by all of the Lenders as provided in this Section 2.07(c)(iii); and any Proposed Borrowing Base that

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

        would decrease or maintain the Borrowing Base then in effect must be approved or be deemed to have been approved by the Super-majority Lenders as provided in this Section 2.07(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, at the end of such 15-day period, all of the Lenders, in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Super-majority Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base, effective on the date specified in Section 2.07(d). If, however, at the end of such 15-day period, all of the Lenders or the Super-majority Lenders, as applicable, have not approved or deemed to have approved, as aforesaid, then the Administrative Agent shall poll the Lenders to ascertain the highest Borrowing Base then acceptable to a number of Lenders sufficient to constitute all of the Lenders or the Super-majority Lenders, as applicable, and such amount shall become the new Borrowing Base, effective on the date specified in Section 2.07(d).

                (d) Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base is approved or is deemed to have been approved by all of the Lenders or the Super-majority Lenders, as applicable, pursuant to
Section 2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders of the amount of the redetermined Borrowing Base (the "New Borrowing Base Notice"), and such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Agents, each Issuing Bank and the Lenders:

                        (i) in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on the May 1st or November 1st, as applicable following such notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of such notice; and

                        (ii) in the case of an Interim Redetermination, on the Business Day next succeeding delivery of such notice.

Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.07(a), Section 2.07(e), Section 8.13(c) or Section 9.13, whichever occurs first. Notwithstanding the foregoing, no Scheduled Redetermination or Interim Redetermination shall become effective until the New Borrowing Base Notice related thereto is received by the Borrower.

                (e) Reduction of Borrowing Base Upon Issuance of Permitted Additional Senior Subordinated Notes. Notwithstanding anything to the contrary contained herein, upon the issuance of any Permitted Additional Senior Subordinated Notes, which must be issued, if at all, on or prior to May 1, 2004, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.30 multiplied by the stated principal amount of such Permitted Additional Senior Subordinated Notes, and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, each Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.

        Section 2.08    Letters of Credit.

                (a) General. Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank to issue dollar denominated Letters of Credit for its own account or for the account of any of its Restricted Subsidiaries, in a form reasonably acceptable to the Administrative Agent and such Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing
Bank) to any Issuing Bank and the Administrative Agent (not less than three (3) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice:

                        (i) requesting the issuance of a Letter of Credit or identifying the Letter of Credit issued by such Issuing Bank to be amended, renewed or extended;

                        (ii) specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day);

                        (iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c));

                        (iv)    specifying the amount of such Letter of Credit;

                        (v) specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit; and

                        (vi) specifying the amount of the then effective Borrowing Base, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).

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

Each notice shall constitute a representation that, after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e. the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base).

        If requested by any Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit.

                (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

                (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank that issues such Letter of Credit or the Lenders, each Issuing Bank that issues a Letter of Credit hereunder hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of any Issuing Bank that issues a Letter of Credit hereunder, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.08(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this
Section 2.08(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                (e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit issued by such Issuing Bank, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that if such LC Disbursement is equal to or greater than $1,000,000, the Borrower shall, subject to the conditions to Borrowing set forth herein, be deemed to have requested, and the Borrower does hereby request under such circumstances, that such LC Disbursement be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. For purposes of the first sentence of
Section 2.01, the amount of the ABR Borrowing shall be considered, but the amount of the LC Disbursement to be concurrently reimbursed shall not be considered. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section
2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank that issued such Letter of Credit the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.08(e), the Administrative Agent shall distribute such payment to the Issuing Bank that issued such Letter of Credit or, to the extent that Lenders have made payments pursuant to this Section 2.08(e) to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this Section 2.08(e) to reimburse an Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

                (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by any Issuing Bank under a Letter of Credit issued by such Issuing Bank against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised all requisite care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank that issued such Letter of Credit may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                (g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by such Issuing Bank. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

                (h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed such Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section 2.08(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.08(e) to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

                (i) Replacement of an Issuing Bank. Any Issuing Bank may be replaced or resign at any time by written agreement among the Borrower, the Administrative Agent, such retiring or replaced Issuing Bank and, in the case of a replacement, the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such resignation or replacement of an Issuing Bank. At the time any such resignation or replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the retiring or replaced Issuing Bank pursuant to Section 3.05(b). In the case of the replacement of an Issuing Bank, from and after the effective date of such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the retiring or replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit.

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

                (j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this Section 2.08(j), or (ii) the Borrower is required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then the Borrower shall deposit, in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to, in the case of an Event of Default, the LC Exposure, and in the case of a payment required by Section 3.04(c), the amount of such excess as provided in
Section 3.04(c), as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower or any Restricted Subsidiary described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the Administrative Agent, for the benefit of each Issuing Bank and the Lenders, an exclusive first priority and continuing perfected security interest in and Lien on such account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such account, all deposits or wire transfers made thereto, any and all investments purchased with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other Property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor. The Borrower's obligation to deposit amounts pursuant to this Section 2.08(j) shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any of its Subsidiaries may now or hereafter have against any such beneficiary, any Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such deposit shall be held as collateral securing the payment and performance of the Borrower's and the Guarantor's obligations under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse, on a pro rata basis, each Issuing Bank for LC Disbursements for which it has not been reimbursed or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower and the Guarantors under this Agreement or the other Loan Documents. In the event of any such payment by the Borrower of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made on or prior to the respective expiration dates thereof, the Administrative Agent agrees, if no Event of Default is then continuing or if no other amounts are then outstanding under this Agreement, the Notes or the Loan Documents, to remit to the Borrower amounts for which the contingent obligations evidenced by the Letters of Credit have ceased. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the

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occurrence of an Event of Default, and the Borrower is not otherwise required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

                                   ARTICLE III
              PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES

        Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date.

        Section 3.02    Interest.

                (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

                (b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

                (c) Post-Default Rate. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate.

                (d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Termination Date; provided that (i) interest accrued pursuant to Section 3.02(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion (but only to the extent so converted).

                (e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate,

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Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

        Section 3.03 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period; or

                (b) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

        Section 3.04    Prepayments.

                (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.04(b).

                (b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

                (c)     Mandatory Prepayments.

                        (i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall (A) prepay the Borrowings

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

on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).

                        (ii) Upon any redetermination of or adjustment to the amount of the Borrowing Base in accordance with Section 2.07 or Section 8.13(c), if the total Revolving Credit Exposures exceeds the redetermined or adjusted Borrowing Base, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral (X) in the case of any reduction of the Borrowing Base as a result of the issuance of Permitted Additional Senior Subordinated Notes pursuant to Section 2.07(e), on the date of issuance of such Permitted Additional Senior Subordinated Notes, and
(Y) in the case of any redetermination of or adjustment to the amount of the Borrowing Base in accordance with Section 2.07 or Section 8.13(c) other than as described in clause (X) of this Section 3.04(c)(ii), within sixty (60) days following its receipt of the New Borrowing Base Notice in accordance with
Section 2.07(d) or the date the adjustment occurs; provided that all payments required to be made pursuant to this Section 3.04(c)(ii) must be made on or prior to the Termination Date.

                        (iii) Upon any adjustments to the Borrowing Base pursuant to Section 9.13, if the total Revolving Credit Exposures exceeds the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date it or any Subsidiary receives proceeds as a result of such disposition; provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.

                        (iv)    Each prepayment of Borrowings pursuant to this
Section 3.04(c) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.

                        (v)     Each prepayment of Borrowings pursuant to this
Section 3.04(c) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued interest to the extent required by Section 3.02.

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

                (d) No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty, except as required under Section 5.02.

        Section 3.05    Fees.

                (a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the applicable Commitment Fee Rate on the daily average amount of the daily unused amount of the Commitment of such Lender during the period from and including the Effective Date to but excluding the Termination Date. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                (b) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of that portion of the LC Exposure attributable to such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure attributable to such Issuing Bank, provided that in no event shall such fee be less than $125 during any quarter, and (iii) to each Issuing Bank, for its own account, its standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year, shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this Section 3.05(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                (c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

                (d) Ticking Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a ticking fee, which shall accrue at a rate equal to 0.1875% on the daily average amount of the Borrowing Base then in effect during the period from and including the date of this Agreement to but excluding the earlier of July 31, 2003 and the Effective Date. Accrued ticking fees shall be payable in arrears on the earlier of July 31, 2003 and the Effective Date. All ticking fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                                   ARTICLE IV
               PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS.

        Section 4.01    Payments Generally; Pro Rata Treatment; Sharing of
Set-offs.

                (a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 12:00 noon, New York City time, on the date when due (for purposes of computing interest and fees, each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day), in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall not be refundable under any circumstances. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except payments to be made directly to an Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section
12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

                (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                (c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

        Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

        Section 4.03 Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to
Section 2.05(b), Section 2.08(d), Section 2.08(e) or Section 4.02 then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

        Section 4.04 Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower's or each Guarantor's interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until the occurrence of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the

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

Lenders will instead permit such proceeds to be paid to the Borrower and its Restricted Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Restricted Subsidiaries.

                                    ARTICLE V
           INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY

        Section 5.01    Increased Costs.

                (a)     Eurodollar Changes in Law. If any Change in Law shall:

                        (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                        (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise, but not including Excluded Taxes), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

                (b) Capital Requirements. If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

                (c) Certificates. A certificate of a Lender or any Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in
Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

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

                (d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section 5.01 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

        Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.04(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event (exclusive of any lost profits or opportunity costs). In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

        Section 5.03    Taxes.

                (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03(a)), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the

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

Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                (b) Payment of Other Taxes by the Borrower. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this
Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Borrower shall not be required to indemnify the Administrative Agent, any Lender or any Issuing Bank for any amounts under this Section 5.03(c) to the extent that such Person fails to notify the Borrower of its intent to make a claim for indemnification under this
Section 5.03(c) within 180 days after a claim is asserted against such Person by the relevant Governmental Authority. A certificate of the Administrative Agent, a Lender or an Issuing Bank as to the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

                (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                (e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

                (f) Refunds. Should any Lender or the Administrative Agent receive any refund, credit or deduction from any taxing authority to which such Lender or the Administrative Agent would not be entitled but for the indemnification or payment of additional amounts pursuant to this Section 5.03 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, deduction or credit shall be made by such Lender or the Administrative Agent, as the case may be, in its sole discretion), such Lender or the Administrative Agent, as the case may be, thereupon shall repay to the Borrower an amount with respect to such refund, credit or deduction equal to any net reduction in taxes actually obtained by such Lender or the Administrative Agent as is attributable to such refund, credit or deduction.

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        Section 5.04    Mitigation Obligations; Replacement of Lenders.

                (a) Designation of Different Lending Office. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender solely as a result of such designation or assignment.

                (b) Replacement of Lenders. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, or if any Lender defaults in its obligation to fund Loans hereunder or if any Lender has asserted that any adoption or change of the type described in Section 5.05 has occurred, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) if such assignee is not a Lender, the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

        Section 5.05 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then
(a) such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender's obligation to make such Eurodollar Loans shall be suspended (the "Affected Loans") until such time as such Lender may again make and maintain such Eurodollar Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all

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

payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its ABR Loans.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

        Section 6.01 Effective Date. The obligations of the Lenders to make Loans and of any Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

                (a) The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses for which invoices have been presented required to be reimbursed or paid by the Borrower hereunder.

                (b) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and of each Guarantor dated as of the Effective Date setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which the Borrower or such Guarantor is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or such Guarantor (y) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation and bylaws of the Borrower and such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

                (c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

                (d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit B, duly and properly executed by a Responsible Officer and dated as of the date of Effective Date.

                (e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

                (f) The Administrative Agent shall have received duly executed Notes payable to the order of each Lender in a principal amount equal to its Maximum Credit Amount dated as of the Effective Date.

                (g) On or before the Effective Date, the Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be

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

requested by the Administrative Agent) of the Security Instruments, including the Guaranty Agreement and the other Security Instruments described on Exhibit C-1. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall:

                        (i) be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition and the Liens described on
Schedule 9.03) on at least 80% of the total value of the Oil and Gas Properties evaluated in the Initial Reserve Report; and

                        (ii) have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of each of the Guarantors.

                (h) The Administrative Agent shall have received an opinion dated as of the Effective Date of (i) Bracewell & Patterson, L.L.P., special counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, and local counsel in each of the following states:
Illinois, California, Texas, Louisiana and any other jurisdictions requested by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

                (i) The Administrative Agent shall have received a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.13.

                (j) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated as of the Effective Date certifying that the Borrower has received all consents and approvals required by Section 7.03.

                (k) The Administrative Agent shall have received the financial statements referred to in Section 7.04(a) and the Initial Reserve Report accompanied by a certificate covering the matters described in Section 8.12(c).

                (l) The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties of the Borrower and the Restricted Subsidiaries for each of the following jurisdictions: Delaware, Texas, California, Illinois, Indiana, Louisiana, New Mexico, Oklahoma and any other jurisdiction requested by the Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

                (m) The Administrative Agent shall have received a copy, certified by a Responsible Officer as true and complete, of the Affiliate Agreements, the Transition Agreements (together with all amendments, if any) and the 2002 Senior Subordinated Indenture.

                (n) The Administrative Agent shall have received evidence satisfactory to it that the Borrower is repaying in full and terminating the Existing Credit Agreement, and all credit facilities and funded Debt of the Target are being repaid and terminated, contemporaneously with the initial Loans under this Agreement, and the Administrative Agent

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

shall have received a certificate dated as of the Effective Date, signed by a Responsible Officer, to that effect. The Administrative Agent shall have received evidence satisfactory to it that all Liens associated with the Existing Credit Agreement and all credit facilities and funded Debt of the Target have been released or terminated contemporaneously with the making of such payments and that arrangements satisfactory to the Administrative Agent has been made for recording and filing of such releases.

                (o) The Administrative Agent shall have received from the Borrower schedules to this Agreement, in form and substance satisfactory to the Administrative Agent.

                (p) The Administrative Agent shall be satisfied that all consents and approvals required for the consummation of the Acquisition, including shareholders' consents and approvals, have been obtained and are in full force and effect and that the Acquisition is being consummated contemporaneously with the initial funding hereunder and all other conditions to the Acquisition shall have been satisfied or waived in accordance with the terms and conditions of the Acquisition Documents, and the Administrative Agent shall have received a certificate dated as of the Effective Date of a Responsible Officer of the Borrower certifying that (i) all such consents and approvals have been obtained and are in full force and effect and (ii) attached thereto are true and complete copies of the Acquisition Documents, the certificate of merger related to the Acquisition certified by the Secretary of State of Delaware, and all material SEC filings theretofore made by the Borrower in respect of the Acquisition.

                (q) The Administrative Agent shall have received a letter from CT Corporation evidencing the appointment of CT Corporation as authorized agent for service of process on each of the Borrower and each Obligor (as defined in the Guaranty Agreement) under each Loan Document to which it is a party.

                (r) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

        The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of any Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 3:00 p.m., New York City time on July 31, 2003 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

        Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding) (excluding any Loan made pursuant to Section 2.08(e)), and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

                (a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

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

                (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Material Adverse Effect shall have occurred.

                (c) The representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date.

                (d) The making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, would not conflict with, or cause any Lender or any Issuing Bank to violate or exceed, any applicable Governmental Requirement, and no Change in Law shall have occurred, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to, enjoin, prohibit or restrain, the making or repayment of any Loan, the issuance, amendment, renewal, extension or repayment of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.

                (e) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03 or a request for a Letter of Credit in accordance with Section 2.08(b), as applicable.

        Each Borrowing (excluding any Borrowing made pursuant to Section 2.08(e)) and each issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section 6.02(a) through (e).

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

        On and after the Effective Date, the Borrower represents and warrants to the Lenders that:

        Section 7.01 Organization; Powers. Each of the Borrower and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

        Section 7.02 Authority; Enforceability. The Transactions are within the Borrower's and each Guarantor's corporate powers and have been duly authorized by all necessary corporate

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

and, if required, stockholder action. Each Loan Document and Acquisition Document to which the Borrower and each Guarantor is a party has been duly executed and delivered by the Borrower and such Guarantor and constitutes a legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

        Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person, nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the Security Instruments as required by this Agreement, (ii) filings, consents or approvals required for the exercise by the Administrative Agent of its rights under the Security Instruments, (iii) filings under the Securities and Exchange Act of 1934, as amended, and filings of releases with respect to the collateral securing the Existing Credit Agreement, (iv) routine filings to be made after the date hereof to maintain "good standing" in such jurisdictions and to maintain licenses and permits, (v) those filings, approvals and consents disclosed in Schedule 7.03, and (vi) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument, including the 2002 Senior Subordinated Indenture and, if applicable, the Permitted Additional Senior Subordinated Indenture, binding upon the Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary except as disclosed in Schedule
7.03 and (d) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

        Section 7.04    Financial Condition; No Material Adverse Change.

                (a) The Borrower has furnished to the Lenders on or before the date of this Agreement (i) its combined balance sheet and statements of income, shareholders' equity and cash flows as of and for the fiscal year ended December 31, 2002, reported on by PricewaterhouseCoopers LLP, independent public accountants, (ii) the Target's balance sheet and statements of income, shareholders' equity and cash flows as of and for the fiscal year ended December 31, 2002, reported on by KPMG LLP, independent public accountants and (iii) the summary unaudited combined pro forma financial data set forth in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 filed with the SEC in connection with the Acquisition. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of (A) the Borrower and its Consolidated Subsidiaries and the Target and its Consolidated Subsidiaries and (B) the pro forma consolidated financial condition of the Borrower, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

                (b) Since December 31, 2002, (i) there has been no material adverse change in the business, operations, Property or financial condition, of the Borrower and its Restricted Subsidiaries or the Target and its Subsidiaries, if any, taken as a whole and (ii) the business of the Borrower and its Restricted Subsidiaries and the Target and its Subsidiaries, if any, has been conducted only in the ordinary course consistent with past business practices.

                (c) Neither the Borrower nor any Restricted Subsidiary has any material Debt (including Disqualified Capital Stock) other than, if and when issued, Permitted Additional Senior Subordinated Notes, or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for, as of the Effective Date, in the Financial Statements, and after the Effective Date, in the financial statements furnished pursuant to Section 8.01.

                (d) On the Effective Date, neither the Borrower nor any Restricted Subsidiary is a party to any material agreement with PLX or any Affiliate of PLX except for the Affiliate Agreements and the Transition Agreements.

        Section 7.05    Litigation.

                (a) Except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Restricted Subsidiary or involving the Acquisition (i) not fully covered by insurance (except for normal deductibles) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (ii) that involve any Loan Document, any Spin-off Document, any Acquisition Document or the Transactions or (iii) that could impair the consummation of the Acquisition on the time and in the manner contemplated by the Acquisition Documents.

                (b) Since the Effective Date, there has been no change in the status of the matters disclosed in Schedule 7.05 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

        Section 7.06    Environmental Matters. Except as disclosed on Schedule
7.06 and as could not be reasonably expected to have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions could not be reasonably expected to have a Material Adverse Effect):

                (a) neither any Property of the Borrower or any Restricted Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws.

                (b) no Property of the Borrower or any Restricted Subsidiary nor the operations currently conducted thereon or, to the knowledge of the Borrower, by any prior owner

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

or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws.

                (c) all notices, permits, licenses, exemptions, approvals or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower and each Restricted Subsidiary, including, without limitation, past or present treatment, storage, disposal or release of a hazardous substance, oil and gas waste or solid waste into the environment, have been duly obtained or filed, and the Borrower and each Restricted Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations.

                (d) all hazardous substances, solid waste and oil and gas waste, if any, generated at any and all Property of the Borrower or any Restricted Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws.

                (e) the Borrower has taken all steps reasonably necessary to determine and has determined that no oil, hazardous substances, solid waste or oil and gas waste, have been disposed of or otherwise released and there has been no threatened release of any oil, hazardous substances, solid waste or oil and gas waste on or to any Property of the Borrower or any Restricted Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment.

                (f) to the extent applicable, all Property of the Borrower and each Restricted Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA, and the Borrower does not have any reason to believe that such Property, to the extent subject to the OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement.

                (g) neither the Borrower nor any Restricted Subsidiary has any known contingent liability or Remedial Work in connection with any release or threatened release of any oil, hazardous substance, solid waste or oil and gas waste into the environment.

        Section 7.07    Compliance with the Laws and Agreements; No Defaults.

                (a) Each of the Borrower and each Restricted Subsidiary is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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

                (b) Neither the Borrower nor any Restricted Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require the Borrower or a Restricted Subsidiary to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which the Borrower or any Restricted Subsidiary or any of their Properties is bound, except as described on Schedule 7.03.

                (c)     No Default has occurred and is continuing.

        Section 7.08 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

        Section 7.09 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

        Section 7.10 Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. No Tax Lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

        Section 7.11 ERISA. The Borrower and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

        Section 7.12 Disclosure; No Material Misstatements. None of the reports, financial statements, certificates or other written information furnished by or on behalf of the Borrower or any Restricted Subsidiary to the Administrative Agent or any Lender or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than omissions that pertain to matters of a general economic nature or matters of public knowledge that generally affect any of the industry segments of the Borrower or its Subsidiaries); provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact peculiar to the Borrower or any Restricted Subsidiary which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and written statements furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any Restricted Subsidiary prior to, or on, the date hereof in connection with the transactions contemplated hereby. There are no statements or conclusions in any Reserve Report which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein, it being understood that projections concerning volumes attributable to the Oil and Gas Properties and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that the Borrower and the Restricted Subsidiaries do not warrant that such opinions, estimates and projections will ultimately prove to have been accurate.

        Section 7.13 Insurance. The Borrower has, and has caused all its Restricted Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Borrower and its Restricted Subsidiaries. The Agents and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to Property loss insurance.

        Section 7.14    Restriction on Liens. Except as disclosed on Schedule
7.14 and as permitted by Section 9.17, neither the Borrower nor any of the Restricted Subsidiaries is a party to any material agreement or arrangement, or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents.

        Section 7.15 Subsidiaries. Except as set forth on Schedule 7.15 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.15, the Borrower has no Subsidiaries. Schedule 7.15 identifies each Subsidiary as either Restricted or Unrestricted, and each Restricted Subsidiary on such schedule is a Wholly-Owned Subsidiary. The Borrower has no Foreign Subsidiaries.

        Section 7.16 Location of Business and Offices. The Borrower's jurisdiction of organization is Delaware; the name of the Borrower as listed in the public records of its jurisdiction of organization is Plains Exploration & Production Company; and the organizational identification number of the Borrower in its jurisdiction of organization is 3569131 (or as set forth in a notice delivered pursuant to Section 8.01(o) or Section 12.01(c)). The Borrower's principal place of business and chief executive offices are located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(o) in accordance with Section 12.01(c)). Each Restricted Subsidiary's jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its

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jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on Schedule 7.15 (or as set forth in a notice delivered pursuant to Section 8.01(o)).

        Section 7.17    Properties; Titles, Etc.

                (a) Except as disclosed in Schedule 7.17, each of the Borrower and the Restricted Subsidiaries has good and defensible title to the Oil and Gas Properties evaluated in the most recently delivered Reserve Report and good title to all its personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03 and Liens securing the Existing Credit Agreement that are being contemporaneously extinguished on the date hereof. After giving full effect to the Excepted Liens, the Borrower or the Restricted Subsidiary specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate the Borrower or such Restricted Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Borrower's or such Restricted Subsidiary's net revenue interest in such Property.

                (b) All material leases and agreements necessary for the conduct of the business of the Borrower and the Restricted Subsidiaries are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole.

                (c) The rights and Properties presently owned, leased or licensed by the Borrower and the Restricted Subsidiaries, including, without limitation, all easements and rights of way, include all rights and Properties necessary to permit the Borrower and the Restricted Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date hereof.

                (d) All of the Properties of the Borrower and the Restricted Subsidiaries which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards.

                (e) The Borrower and each Restricted Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Borrower and such Restricted Subsidiary does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower and its Restricted Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and

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production of Hydrocarbons, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

        Section 7.18 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and Properties unitized therewith) of the Borrower and its Restricted Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Government Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries. Specifically in connection with the foregoing, except for those as could not be reasonably expected to have a Material Adverse Effect, (i) no Oil and Gas Property of the Borrower or its Restricted Subsidiaries is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (ii) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Borrower or its Restricted Subsidiaries is deviated from the vertical more than the maximum permitted by Government Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties) of the Borrower or its Restricted Subsidiaries, as applicable. All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Borrower or any of its Restricted Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Borrower or any of its Restricted Subsidiaries, in a manner consistent with the Borrower's or its Restricted Subsidiaries' past practices (other than those the failure of which to maintain in accordance with this Section 7.07 could not reasonably be expect to have a Material Adverse Effect).

        Section 7.19 Gas Imbalances, Prepayments. As of the Effective Date, except as set forth on Schedule 7.19 or on the most recent certificate delivered pursuant to Section 8.12(c), on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower or any of its Restricted Subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor exceeding one-half bcf of gas (on an mcf equivalent basis) in the aggregate.

        Section 7.20 Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 7.20, and thereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report (with respect to all of which contracts the Borrower represents that it or its Restricted Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property's delivery capacity), no material agreements exist which are not cancelable on 90 days notice or less without penalty or detriment for the sale of production from the Borrower's or its Restricted Subsidiaries' Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to

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the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof.

        Section 7.21 Swap Agreements. Schedule 7.21, as of the Effective Date, and after the Effective Date, each report required to be delivered by the Borrower pursuant to Section 8.01(f), sets forth, a true and complete list of all Swap Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

        Section 7.22 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used to provide working capital for exploration and production operations, to provide funds to refinance Debt under the Existing Credit Agreement and Debt of the Target, to provide funding in connection with the Acquisition and for general corporate purposes. The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

        Section 7.23 Solvency. After giving effect to the transactions contemplated hereby, (a) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors, taken as a whole, will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated basis, as the Debt becomes absolute and matures, (b) each of the Borrower and the Guarantors will not have incurred or intended to incur, and does not believe that it will have incurred, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by each of the Borrower and the Guarantors and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (c) each of the Borrower and the Guarantors will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

        Section 7.24 Designated Senior Indebtedness. The Indebtedness of the Borrower constitutes "Senior Indebtedness" and "Designated Senior Indebtedness," and the Indebtedness of each Guarantor under the Loan Documents to which it is a party constitutes "Guarantor Senior Indebtedness", in each case, under and as defined in the 2002 Senior Subordinated Indenture and, if applicable, under the Permitted Additional Senior Subordinated Indenture (using such similar terms as therein defined).

        Section 7.25 Acquisition. The copies of the Acquisition Documents previously delivered by the Borrower to the Administrative Agent are complete and accurate and have not been amended or modified in any manner, other than pursuant to amendments or modifications previously delivered to the Administrative Agent. None of the Borrower, PXP Gulf Coast Inc. or

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

the Target is in default in respect of any material term or obligation under any Acquisition Document.

                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS

        Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that on and after the Effective Date (other than the covenants and agreements contained in Section 8.01 (other than Section 8.01(d)), Section 8.02, Section
8.12 and Section 8.15, with respect to which the Borrower covenants and agrees with the Lenders on and after the date hereof):

        Section 8.01 Financial Statements; Ratings Change; Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

                (a) Annual Financial Statements. Within 120 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

                (b) Quarterly Financial Statements. Within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

                (c) Certificate of Financial Officer -- Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or
Section 8.01(b), a certificate of a Financial Officer in substantially the form of Exhibit B hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial

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

statements referred to in Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

                (d) Certificate of Accounting Firm -- Defaults. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines).

                (e) Certificate of Financial Officer -- Consolidating Information. If, at any time, all of the Consolidated Subsidiaries of the Borrower are not Consolidated Restricted Subsidiaries, then concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Borrower.

                (f) Certificate of Financial Officer - Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) and
Section 8.01(b), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such fiscal quarter or fiscal year, a true and complete list of all Swap Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.21, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

                (g) Certificate of Insurer -- Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of insurance coverage from each insurer with respect to the insurance required by Section 8.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, all copies of the applicable policies.

                (h) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any such Subsidiary, and a copy of any response by the Borrower or any such Subsidiary, or the Board of Directors of the Borrower or any such Subsidiary, to such letter or report.

                (i) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be.

                (j) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation or indenture, loan or credit or other similar

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

agreement in respect of Material Indebtedness, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

                (k) Lists of Purchasers. Concurrently with the delivery of any Reserve Report to the Administrative Agent pursuant to Section 8.12 a list of all Persons purchasing Hydrocarbons from the Borrower or any Restricted Subsidiary.

                (l) Notice of Sales of Oil and Gas Properties. In the event the Borrower or any Restricted Subsidiary intends to sell, transfer, assign or otherwise dispose of any Oil or Gas Properties or any Equity Interests in any Subsidiary in accordance with Section 9.13, prior written notice of such disposition, the price thereof and the anticipated date of closing.

                (m) Notice of Casualty Events. Prompt written notice, and in any event within three Business Days, of the occurrence of any Casualty Event or the commencement of any action or proceeding that could reasonably be expected to result in a Casualty Event.

                (n) Issuance of Permitted Additional Senior Subordinated Notes. In the event the Borrower intends to issue Permitted Additional Senior Subordinated Notes, prior written notice of such intended offering therefor, the amount thereof and the anticipated date of closing and will furnish a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any).

                (o) Information Regarding Borrower and Guarantors. Prompt written notice (and in any event within ten (10) days prior thereto) of any change (i) in the Borrower or any Guarantor's corporate name or in the trade name used to identify such Person in the conduct of its business or the ownership of its Properties, (ii) in the location of the Borrower or any Guarantor's chief executive office or principal place of business, (iii) in the Borrower or any Guarantor's identity or corporate structure or in the jurisdiction in which such Person is incorporated or formed, (iv) in the Borrower or any Guarantor's jurisdiction of organization or such Person's organizational identification number in such jurisdiction of organization, and
(v) in the Borrower or any Guarantor's federal taxpayer identification number.

                (p) Ratings Change. Promptly after Moody's or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt or any other Material Indebtedness, written notice of such rating change.

                (q) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

        Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

                (a)     the occurrence of any Default;

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                (b)     the filing or commencement of any action, suit or
proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in liability in excess of $2,500,000 per claim not fully covered by insurance, subject to normal deductibles;

                (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $2,500,000; and

                (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

        Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Oil and Gas Properties is located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.12.

        Section 8.04 Payment of Obligations. The Borrower will, and will cause each Restricted Subsidiary to, pay its obligations, including Tax liabilities of the Borrower and all its Subsidiaries, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any Property of the Borrower or any Subsidiary.

        Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Notes according to the reading, tenor and effect thereof, and the Borrower will and will cause each Restricted Subsidiary to do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified.

        Section 8.06 Operation and Maintenance of Properties. The Borrower, at its own expense, will, and will cause each Restricted Subsidiary to:

                (a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including,

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

without limitation, applicable pro ration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

                (b) keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its material Oil and Gas Properties and other material Properties, including, without limitation, all equipment, machinery and facilities.

                (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder.

                (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties.

                (e) operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in accordance with the practices of the industry and in material compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

                (f) to the extent the Borrower is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.06.

        Section 8.07 Insurance. The Borrower will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as "additional insureds" and provide that the insurer will endeavor to give at least 30 days prior notice of any cancellation to the Administrative Agent.

        Section 8.08 Books and Records; Inspection Rights. The Borrower will, and will cause each Restricted Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and

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inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

        Section 8.09 Compliance with Laws. The Borrower will, and will cause each Restricted Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

        Section 8.10    Environmental Matters.

                (a) The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary's Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties or any other Property to the extent caused by the Borrower's or any of its Subsidiaries' operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower's or its Subsidiaries' Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the "Remedial Work") in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any oil, oil and gas waste, hazardous substance or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and (v) establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that the Borrower's and its Subsidiaries' obligations under this Section 8.10(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

                (b) The Borrower will promptly, but in no event later than five days of the occurrence of a triggering event, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against the Borrower or its Subsidiaries or their Properties of which the Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that

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

such action will result in liability (whether individually or in the aggregate) in excess of $10,000,000 per claim, not fully covered by insurance, subject to normal deductibles.

                (c) The Borrower will and will cause each Subsidiary to provide environmental audits and tests in accordance with American Society of Testing Materials standards upon request by the Administrative Agent and the Lenders and no more than once per year in the absence of any Event of Default (or as otherwise required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority), in connection with any future acquisitions of Oil and Gas Properties or other Properties.

        Section 8.11    Further Assurances.

                (a) The Borrower at its expense will, and will cause each Restricted Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any Restricted Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection therewith.

                (b) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law.

        Section 8.12    Reserve Reports.

                (a) On or before April 1st and October 1st of each year, commencing October 1, 2003, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report. The January 1 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate, and shall be audited by one or more Approved Petroleum Engineers, and the July 1 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report.

                (b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and

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accurate and to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report. For any Interim Redetermination requested by the Administrative Agent or the Borrower pursuant to Section 2.07(b), the Borrower shall provide such Reserve Report with an "as of" date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request.

                (c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer certifying that in all material respects: (i) to the best of his knowledge the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, except that with respect to the projections in the Reserve Report, the Borrower only represents that such projections were prepared in good faith based upon assumptions believed to be reasonable at this time (ii) except as set forth in
Schedule 7.17, the Borrower or its Restricted Subsidiaries owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.19 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Restricted Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of their Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on Schedule 7.20 had such agreement been in effect on the date hereof and (vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating the percentage of the Borrowing Base that the value of such Mortgaged Properties represent in compliance with Section 8.14(a).

        Section 8.13    Title Information.

                (a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.12(a), the Borrower will deliver title information in form and substance acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the Oil and Gas Properties evaluated by such Reserve Report.

                (b) If the Borrower has provided title information for additional Properties under Section 8.13(a), the Borrower shall, within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable Mortgaged

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Properties with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clauses (e), (g) and (h) of such definition) having an equivalent value or (iii) deliver title information in form and substance acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the value of the Oil and Gas Properties evaluated by such Reserve Report.

                (c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 60-day period or the Borrower does not comply with the requirements to provide acceptable title information covering 80% of the value of the Oil and Gas Properties evaluated in the most recent Reserve Report, such default shall not be a Default, but instead the Administrative Agent and/or the Majority Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. To the extent that the Administrative Agent or the Majority Lenders are not satisfied with title to any Mortgaged Property after the 60-day period has elapsed, such unacceptable Mortgaged Property, shall not count towards the 80% requirement, and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by the Majority Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information on 80% of the value of the Oil and Gas Properties. This new Borrowing Base shall become effective immediately after receipt of such notice.

        Section 8.14    Additional Collateral; Additional Guarantors.

                (a) In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 80% of such total value, then the Borrower shall, and shall cause its Restricted Subsidiaries to, grant, within thirty (30) days of delivery of the certificate required under Section 8.12(c), to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 80% of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary other than a Foreign Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with
Section 8.14(b).

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                (b)     The Borrower shall cause each Domestic Subsidiary to
guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Domestic Subsidiary to, promptly, but in any event no later than 30 days after the formation or acquisition (or other similar event) of such Domestic Subsidiary,
(i) execute and deliver a supplement to the Guaranty Agreement executed by such Domestic Subsidiary, (ii) pledge all of the Equity Interests of such Domestic Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Domestic Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (iii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

                (c) In the event that the Borrower or any Domestic Subsidiary becomes the owner of a Foreign Subsidiary, then the Borrower shall, or shall cause such Domestic Subsidiary to, promptly, but in any event no later than 30 days after the date of becoming an owner thereof, (i) pledge 65% of all the Equity Interests of such Foreign Subsidiary (including, without limitation, delivery of original stock certificates evidencing such Equity Interests of such Foreign Subsidiary, together with appropriate stock powers for each certificate duly executed in blank by the registered owner thereof) and (ii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

                (d) Any Person that must guarantee the Indebtedness in order for the Borrower to be in compliance with Section 9.04(b)(ii)(C) shall guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Person to, promptly, but in any event no later than 30 days after the date required thereby, (A) execute and deliver a supplement to the Guaranty Agreement executed by such Person, and (B) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent. If at any time such Person is not otherwise required to guarantee the Indebtedness hereunder (whether pursuant to the other provisions of this Section 8.14 or otherwise) or under any other Loan Document, then upon receipt by the Administrative Agent of evidence satisfactory to it that such Person has been fully and finally released from its guarantee obligations in respect of the 2002 Senior Subordinated Notes or the Permitted Additional Senior Subordinated Notes, as the case may be, such Person shall be released from its guarantee obligations with respect to the Indebtedness and the Administrative Agent shall, at the sole cost and expense of the Borrower, execute such further documents and do all such further acts so as to reasonably evidence such release.

        Section 8.15 ERISA Compliance. The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Subsidiary or the

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ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

        Section 8.16    Unrestricted Subsidiaries. The Borrower:

                (a) will cause the management, business and affairs of each of the Borrower and its Restricted Subsidiaries to be conducted in such a manner (including, without limitation, by keeping separate books of account, furnishing separate financial statements of Unrestricted Subsidiaries to creditors and potential creditors thereof and by not permitting Properties of the Borrower and its respective Restricted Subsidiaries to be commingled) so that each Unrestricted Subsidiary that is a corporation will be treated as a corporate entity separate and distinct from Borrower and the Restricted Subsidiaries.

                (b) will not, and will not permit any of the Restricted Subsidiaries to, incur, assume, guarantee or be or become liable for any Debt of any of the Unrestricted Subsidiaries.

                (c) will not permit any Unrestricted Subsidiary to hold any Equity Interest in, or any Debt of, the Borrower or any Restricted Subsidiary.

                                   ARTICLE IX
                               NEGATIVE COVENANTS

        Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that on and after the Effective Date:

        Section 9.01    Financial Covenants.

                (a) Minimum Tangible Net Worth. The Borrower will not permit its Tangible Net Worth at any time to be less than the sum of (i) 80% of its Tangible Net Worth as of the Effective Date plus (ii) 50% of the Borrower's Consolidated Net Income (but not loss) for each fiscal quarter occurring after the Effective Date taken as a single accounting period plus (iii) 100% of the Net Cash Proceeds from the sale of any Equity Interests of the Borrower after the Effective Date.

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                (b)     Current Ratio. The Borrower will not permit, as of the
last day of any fiscal quarter, beginning with the first fiscal quarter ending after the Effective Date, its ratio of (i) consolidated current assets (including the unused amount of the total Commitments but excluding all non-cash assets under FAS 133) of the Borrower and its Restricted Subsidiaries to (ii) consolidated current liabilities (excluding non-cash obligations under FAS 133) of the Borrower and its Restricted Subsidiaries to be less than 1.0 to 1.0.

        Section 9.02 Debt. Neither the Borrower nor any Restricted Subsidiary will incur, create, assume or suffer to exist any Debt, except:

                (a) the Notes or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Notes or other Indebtedness arising under the Loan Documents. (b) Debt of the Borrower and its Restricted Subsidiaries existing on the date hereof that is reflected in the Financial Statements.

                (c) purchase money Debt and Debt under Capital Leases not to exceed $15,000,000 in the aggregate.

                (d) Debt associated with workers' compensation claims, performance, bid, surety or similar bonds or surety obligations required by Governmental Requirements or third parties in connection with the operation of the Oil and Gas Properties.

                (e) intercompany Debt between the Borrower and any Restricted Subsidiary or between Restricted Subsidiaries to the extent permitted by Section 9.05(g); provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Borrower or one of its Wholly-Owned Subsidiaries, and, provided further, that any such Debt owed by either the Borrower or a Guarantor shall be subordinated to the Indebtedness on terms set forth in the Guaranty Agreement.

                (f)     Debt secured by Liens permitted by Section 9.03(d) and
Section 9.03(e), the principal amount of which does not exceed $5,000,000 in the aggregate at any one time.

                (g) endorsements of negotiable instruments for collection in the ordinary course of business.

                (h) Debt under the 2002 Senior Subordinated Notes and any guarantees thereof by the Guarantors, the principal amount of which does not exceed $200,000,000 in the aggregate.

                (i) Debt under the Permitted Additional Senior Subordinated Notes issued on or prior to May 1, 2004 and any guarantees thereof by the Guarantors, the principal amount of which does not exceed $200,000,000 in the aggregate.

                (j) other Debt not to exceed $20,000,000 in the aggregate at any one time outstanding.

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        Section 9.03    Liens. Neither the Borrower nor any Restricted
Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

                (a)     Liens securing the payment of any Indebtedness.

                (b)     Excepted Liens.

                (c) Liens securing purchase money Debt and Debt under Capital Leases to the extent permitted by Section 9.02(c) or Section 9.02(j) but only on the Property and improvements and accessions thereof and proceeds thereof acquired or under lease; provided that such Liens are created within 180 days of construction, acquisition or lease of such Property.

                (d)     Liens (other than Liens under ERISA or Environmental
Laws) on Property of any Person that becomes a Restricted Subsidiary of the Borrower after the Effective Date; provided that (i) such Liens are in existence at the time such Person becomes a Restricted Subsidiary of the Borrower and were not created in anticipation thereof and (ii) no such Liens shall extend to or cover any Property of such Person other than such Property.

                (e)     Liens (other than Liens under ERISA or Environmental
Laws) upon real and/or tangible personal Property acquired after the Effective Date (by purchase, construction or otherwise) by the Borrower or its Restricted Subsidiaries, each of which Liens either (i) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (ii) was created solely for the purpose of securing Debt representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that no such Lien shall extend to or cover any Property of the Borrower or such Restricted Subsidiary other than the Property so acquired and improvements thereon and accessions and proceeds thereof.

                (f) Liens on Letters of Credit issued hereunder pledged to secure obligations under any Swap Agreement permitted by Section 9.19 in an aggregate amount at any time not to exceed $30,000,000 (other than as permitted by clause (ii) of this Section 9.03(f)), and Liens on cash, letters of credit and other financial assets pledged to secure obligations under any Swap Agreement permitted by Section 9.19 in an aggregate amount at any time not to exceed $10,000,000 (other than as permitted by clause (i) of this Section 9.03(f)).

                (g) Liens on Property not constituting collateral for the Indebtedness and not otherwise permitted by the foregoing clauses of this
Section 9.03; provided that the aggregate principal or face amount of all Debt secured under this Section 9.03(g) shall not exceed $2,500,000 at any time.

                (h)     Liens disclosed on Schedule 9.03.

        Section 9.04 Dividends, Distributions and Redemptions; Repayment of 2002 Senior Subordinated Notes.

                (a) Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted

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Payment, return any capital to its stockholders or make any distribution of its
Property to its Equity Interest holders, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (iv) the Borrower may declare and pay cash dividends to PLX in any fiscal year to pay the Borrower's allocated share of Taxes (as defined in the Tax Allocation Agreement as it exists on the date hereof) due in the fiscal year such dividend is declared under the Tax Allocation Agreement as it exists on the date hereof, (v) payments contemplated by the Transition Agreements as in effect on the date hereof and the transactions contemplated thereby; provided that payments made pursuant to the Transition Agreements (other than the Tax Allocation Agreement and payments permitted by clause (iv) and clause (vi)) shall be limited in an aggregate amount not to exceed $30,000,000, and (vi) to the extent not permitted by clauses (i) to (v) above, the Borrower may make Restricted Payments in respect of Equity Interests of the Borrower in an amount not to exceed $2,500,000 in the aggregate minus the aggregate principal amount of 2002 Senior Subordinated Notes and Permitted Additional Senior Subordinated Notes Redeemed under Section 9.04(b)(i).

                (b) Repayment of 2002 Senior Subordinated Notes and Permitted Additional Senior Subordinated Notes; Amendment of 2002 Senior Subordinated Indenture and Permitted Additional Senior Subordinated Indenture. The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the Termination Date: (i) call, make or offer to make any optional or voluntary Redemption (whether in whole or in part) of the 2002 Senior Subordinated Notes or the Permitted Additional Senior Subordinated Notes, provided that the Borrower may Redeem 2002 Senior Subordinated Notes or Permitted Additional Senior Subordinated Notes to the extent that it could make a Restricted Payment under Section 9.04(a)(vi), (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the 2002 Senior Subordinated Notes, the Permitted Additional Senior Subordinated Notes, the 2002 Senior Subordinated Indenture or the Permitted Additional Senior Subordinated Indenture if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon, (B) such action requires the payment of a consent fee or the effect thereof would be to add any guarantor or surety, unless such guarantor or surety also guarantees the Indebtedness pursuant to the Guaranty Agreement and each of the Borrower and such guarantor or surety otherwise complies with Section 8.14(d), or (iii) designate any Debt (other than obligations of the Borrower and the Restricted Subsidiaries pursuant to the Loan Documents) as "Designated Senior Indebtedness" or "Designated Guarantor Senior Indebtedness" or give any such other Debt any other similar designation for the purposes of the 2002 Senior Subordinated Indenture or the Permitted Additional Senior Subordinated Indenture.

        Section 9.05 Investments, Loans and Advances. Neither the Borrower nor any Restricted Subsidiary will make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

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                (a)     Investments reflected in the Financial Statements or
which are disclosed to the Lenders in Schedule 9.05.

                (b) accounts receivable arising in the ordinary course of business.

                (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.

                (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's.

                (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively.

                (f) deposits in money market funds investing exclusively in Investments described in Section 9.05(c), Section 9.05(d) or Section 9.05(e).

                (g) Investments (i) made by the Borrower in or to the Guarantors, (ii) made by any Restricted Subsidiary in or to the Borrower or any Guarantor and (iii) made by the Borrower or any Restricted Subsidiary in or to all other Restricted Subsidiaries which are not Guarantors in an aggregate amount at any one time outstanding not to exceed $5,000,000.

                (h) Investments (including, without limitation, capital contributions) in general or limited partnerships or other types of entities (each a "venture") entered into by the Borrower or a Restricted Subsidiary with others in the ordinary course of business; provided that (i) any such venture is engaged exclusively in oil and gas exploration, development, production, processing and related activities, including transportation, (ii) the interest in such venture is acquired in the ordinary course of business and on fair and reasonable terms and (iii) such venture interests acquired and capital contributions made (valued as of the date such interest was acquired or the contribution made) do not exceed, in the aggregate at any time outstanding an amount equal to $2,000,000.

                (i) Investments received in settlement of amounts owing to the Borrower or any Restricted Subsidiary as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such amounts or upon the enforcement of any Lien in favor of the Borrower or any of its Restricted Subsidiaries; provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all Investments held at any one time under this Section 9.05(i) exceeds $2,000,000.

                (j) entry into operating agreements, working interests, royalty interests, mineral leases, processing agreements, farm-out agreements, contracts for the sale, transportation or exchange of oil and natural gas, unitization agreements, pooling arrangements, area of mutual

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interest agreements, production sharing agreements or other similar or customary agreements, transactions, properties, interests or arrangements, and Investments and expenditures in connection therewith or pursuant thereto, in each case made or entered into in the ordinary course of the oil and gas business, excluding, however, Investments in other Persons other than joint ventures; provided, however, that none of the foregoing shall involve the incurrence of any Debt not permitted by Section 9.02, and provided further that this Section 9.05(j) shall not be construed to permit Investments by the Borrower or any Restricted Subsidiary in any Person which maintains or incurs in the future any Debt other than Non-Recourse Debt;

                (k) loans and advances to directors, officers and employees not to exceed $1,000,000 in the aggregate at any time.

                (l)     Investments in Unrestricted Subsidiaries, provided that
(i) the aggregate amount of all such Investments at any one time shall not exceed $5,000,000 (or its equivalent in other currencies as of the date of Investment) and (ii) the Borrowing Base Utilization Percentage is less than 80% immediately before and immediately after giving effect to such Investment.

                (m) Guarantees by the Borrower and the Restricted Subsidiaries of Debt permitted by Section 9.02(a), Section 9.02(c), Section 9.02(h), Section 9.02(i) and Section 9.02(j).

                (n) other Investments not to exceed $1,000,000 in the aggregate at any time.

        Section 9.06 Designation and Conversion of Restricted and Unrestricted Subsidiaries; Debt of Unrestricted Subsidiaries.

                (a)     Unless designated as an Unrestricted Subsidiary on
Schedule 7.15 as of the Effective Date or thereafter, assuming compliance with
Section 9.06(b), any Person that becomes a Subsidiary of the Borrower or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary.

                (b) The Borrower may designate by written notification thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, neither a Default nor a Borrowing Base deficiency would exist and (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of the Borrower's direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made at the time of such designation under Section 9.05(l). Except as provided in this Section 9.06(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.

                (c) The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of the Borrower and its Restricted Subsidiaries contained in each of the Loan Documents are true and correct on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) no Default would exist and (iii) the Borrower complies with the requirements of Section 8.14, Section 8.16 and Section 9.16. Any such designation shall be

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treated as a cash dividend in an amount equal to the lesser of the fair market value of the Borrower's direct and indirect ownership interest in such Subsidiary or the amount of the Borrower's cash investment previously made for purposes of the limitation on Investments under Section 9.05(l).

                (d) The Borrower shall not permit the aggregate principal amount of all Non-Recourse Debt outstanding at any one time to exceed $25,000,000.

        Section 9.07 Nature of Business. Neither the Borrower nor any Restricted Subsidiary will allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. Notwithstanding the foregoing, this Section 9.07 shall not prohibit the Borrower and its Restricted Subsidiaries from holding and developing the Properties described on Schedule 9.07.

        Section 9.08 Limitation on Leases. Neither the Borrower nor any Restricted Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Restricted Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $1,500,000 in any period of twelve consecutive calendar months during the life of such leases.

        Section 9.09 Proceeds of Notes. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by
Section 7.22. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

        Section 9.10 ERISA Compliance. The Borrower and the Subsidiaries will not at any time:

                (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code, if either of which would have a Material Adverse Effect.

                (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Borrower, a Subsidiary or any ERISA Affiliate to the PBGC which could reasonably be expected to have a Material Adverse Effect.

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                (c)     fail to make, or permit any ERISA Affiliate to fail to
make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto if such failure could reasonably be expected to have a Material Adverse Effect.

                (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan which exceeds $5,000,000.

                (e) except as permitted in Section 9.10(f), permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower, a Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by more than $5,000,000. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

                (f) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or a Subsidiary or with respect to any ERISA Affiliate of the Borrower or a Subsidiary if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (i) any Multiemployer Plan, or
(ii) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by an amount in excess of $5,000,000.

                (g) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

                (h) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower, a Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

        Section 9.11 Sale or Discount of Receivables. Except for receivables obtained by the Borrower or any Restricted Subsidiary out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, neither the Borrower nor any Restricted Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

        Section 9.12 Mergers, Etc. Neither the Borrower nor any Restricted Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (any such transaction, a "consolidation"); provided that (a) any Restricted Subsidiary may participate in a consolidation with the Borrower (provided that the Borrower

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shall be the continuing or surviving corporation) or any other Restricted
Subsidiary (provided that if a Guarantor is a party to such transaction, the survivor is such Guarantor or becomes a party to the Guaranty Agreement) or transfer all or substantially all of its assets to a Guarantor or a Person that becomes a party to the Guaranty Agreement and (b) the Borrower or any Restricted Subsidiary may participate in a consolidation (other than as described in clause
(a) above) if (i) at the time thereof and immediately after giving effect thereto, no Default shall occur and be continuing and no Borrowing Base deficiency would result therefrom and (ii) the Borrower or such Restricted Subsidiary, as the case may be, is the surviving entity or the recipient of any such sale, lease or other disposition of Property, provided that no such consolidation shall have the effect of releasing the Borrower or any Restricted Subsidiary from any of its obligations under this Agreement or any other Loan Document.

        Section 9.13 Sale of Properties. The Borrower will not, and will not permit any Restricted Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Property except for (a) the sale of Hydrocarbons in the ordinary course of business; (b) farmouts of undeveloped acreage and assignments in connection with such farmouts or the abandonment, farm-out, exchange, lease or sublease of Oil and Gas Properties not containing proved reserves capable of being produced in economic quantities and which are not included in the most recently delivered Reserve Report in the ordinary course of business; (c) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Restricted Subsidiary or is replaced by equipment of at least comparable value and use; (d) the sale, transfer or other disposition of Equity Interests in Unrestricted Subsidiaries; (e) the sale or other disposition (including Casualty Events) of any Oil and Gas Property or any interest therein or any Restricted Subsidiary owning Oil and Gas Properties; provided that (i) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Restricted Subsidiary subject of such sale or other disposition (as reasonably determined by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect),
(ii) if such sale or other disposition of Oil and Gas Property or Restricted Subsidiary owning Oil and Gas Properties included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates has a fair market value in excess of $15,000,000 (as reasonably determined by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), individually or in the aggregate, the Borrowing Base shall be reduced, effective immediately upon such sale or disposition, by an amount equal to the value, if any, assigned such Property in the most recently delivered Reserve Report and
(iii) if any such sale or other disposition is of a Restricted Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Restricted Subsidiary; (f) the sale of Oil and Gas Properties in connection with tax credit transactions complying with Section 29 of the Code or any other analogous provision whether now existing or hereafter enacted, which sale does not result in a reduction in the Borrower's or its Restricted Subsidiaries', as the case may be, right to receive the cash flow from such Oil and Gas Properties and which sale is on terms reasonably acceptable to the Administrative Agent; (g) dispositions of Investments (including cash and cash equivalents) the proceeds of which are used in accordance with Section 9.03 or as otherwise permitted hereunder; (h) sales and other dispositions of Properties not regulated by Section 9.13(a) to (j) having a fair market value not to exceed $5,000,000 during any 6-month period; (i) transfers and other

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dispositions among the Borrower and the Restricted Subsidiaries subject to the limitations set forth in Section 9.05(g)(iii); and (j) transfers permitted by
Section 9.11 and Section 9.12.

        Section 9.14 Environmental Matters. The Borrower will not, and will not permit any Restricted Subsidiary to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

        Section 9.15 Transactions with Affiliates. Except for transactions contemplated by the Transition Agreements and the Affiliate Agreements, the Borrower will not, and will not permit any Restricted Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are otherwise permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

        Section 9.16 Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create or acquire any additional Restricted Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14(b). The Borrower shall not, and shall not permit any Restricted Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Restricted Subsidiary except in compliance with Section 9.13(e). Plains E&P Company will not hold any material assets, become liable for any material obligations, other than its guaranty of the Indebtedness, the 2002 Senior Subordinated Notes or the Permitted Additional Senior Subordinate Notes, or engage in any significant business activities; provided that Plains E&P Company may be a co-obligor with respect to Debt if the Borrower is the primary obligor of such Debt and the net proceeds of such Debt are received by the Borrower or one or more Restricted Subsidiary other than Plains E&P Company.

        Section 9.17 Negative Pledge Agreements; Dividend Restrictions. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Restricted Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith; provided, however, that the preceding restrictions will not apply to encumbrances or restrictions arising under or by reason of (i) this Agreement or the Security Instruments, (ii) Debt securing Liens permitted by Section 9.03(c) or Section 9.03(g) or any contract, agreement or understanding creating Liens permitted by Section 9.03(d) and Section 9.03(e) or Section 9.03(g) (but only to the extent related to the Property on which such Liens were created), (iii) any leases or licenses or similar contracts as they affect any Property or Lien subject to a lease or license, (iv) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the direct or indirect

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sale or disposition of all or substantially all the equity or Property of such
Restricted Subsidiary (or the Property that is subject to such restriction) pending the closing of such sale or disposition, or (v) customary provisions with respect to the distribution of Property in joint venture agreements.

        Section 9.18 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower will not allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any Restricted Subsidiary that would require the Borrower or such Restricted Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor to exceed one-half bcf of gas (on an mcf equivalent basis) in the aggregate.

        Section 9.19 Swap Agreements. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, 85% of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a fixed rate and (ii) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a floating rate. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures except to the extent permitted by
Section 9.03(a) and Section 9.03(f).

        Section 9.20 Acquisition Documents. The Borrower will not, and will not permit any of its Subsidiaries to, amend, modify or supplement any Acquisition Document if the effect thereof could reasonably be expected to have a Material Adverse Effect (and provided that the Borrower promptly furnishes to the Administrative Agent a copy of such amendment, modification or supplement).

                                    ARTICLE X
                           EVENTS OF DEFAULT; REMEDIES

        Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

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                (a)     the Borrower shall fail to pay any principal of any Loan
or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

                (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days.

                (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to the provisions hereof or any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made.

                (d) the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(j), Section 8.01(o), Section 8.01(p), Section 8.02, Section 8.14, Section
8.15 or in ARTICLE IX.

                (e) the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or
Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (A) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (B) a Responsible Officer of the Borrower or such Restricted Subsidiary otherwise becoming aware of such default.

                (f) the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable.

                (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Borrower or any Restricted Subsidiary to make an offer in respect thereof.

                (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, and, in any

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such case, such proceeding or petition shall continue undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered.

                (i) the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

                (j) the Borrower or any Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

                (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 (to the extent not covered by independent third party insurance provided by insurers of the highest claims paying rating or financial strength as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding) shall be rendered against the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Restricted Subsidiary to enforce any such judgment.

                (l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and generally valid, binding and enforceable in accordance with their terms against the Borrower or a Guarantor party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any Restricted Subsidiary or any of their Affiliates shall so state in writing.

                (m) an ERISA Event shall have occurred that, in the opinion of the Majority Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $10,000,000.

                (n)     a Change in Control shall occur.

        Section 10.02   Remedies.

                (a) In the case of an Event of Default other than one described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate

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immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

                (b) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

                (c) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied: first, to reimbursement of expenses and indemnities owing by the Borrower, any Guarantor or any Subsidiary provided for in this Agreement and the Security Instruments; second, to accrued interest on the Notes; third, to fees; fourth, pro rata to principal outstanding on the Notes and Indebtedness referred to in clause (b) of the definition of "Indebtedness" owing to a Lender or an Affiliate of a Lender; fifth, to any other Indebtedness; sixth, to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

                                   ARTICLE XI
                                   THE AGENTS

        Section 11.01 Appointment; Powers. Each of the Lenders and each Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

        Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to

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disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower and its Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein.

        Section 11.03 Action by Administrative Agent. The Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 12.02) and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders or the Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. If a Default has occurred and is continuing, neither the Syndication Agents nor the Documentation Agents shall have any obligation to perform any act in respect thereof. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise no Agent shall be liable for any action taken or not taken by it hereunder or under any other Loan Document or

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under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

        Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower, the Lenders and each Issuing Bank hereby waives the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Agents may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

        Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this ARTICLE XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

        Section 11.06 Resignation or Removal of Agents. Subject to the appointment and acceptance of a successor Agent as provided in this Section 11.06, any Agent may resign at any time by notifying the Lenders, each Issuing Bank and the Borrower, and any Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation or removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders and each Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent's resignation hereunder, the provisions of this ARTICLE XI and Section 12.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

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        Section 11.07   Agents as Lenders. Each bank serving as an Agent
hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

        Section 11.08 No Reliance. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Agents shall not be required to keep themselves informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

        Section 11.09 Authority of Administrative Agent to Release Collateral and Liens. Each Lender and each Issuing Bank hereby authorizes the Administrative Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents. Each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower's sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.13 or is otherwise authorized by the terms of the Loan Documents.

        Section 11.10 The Syndication Agents, Documentation Agents and Arrangers. The Syndication Agents, the Documentation Agents and the Arrangers shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their duties, responsibilities and liabilities in their capacity as Lenders hereunder.

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                                   ARTICLE XII
                                  MISCELLANEOUS

        Section 12.01   Notices.

                (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                        (i) if to the Borrower, to it at 500 Dallas Street, Suite 700, Houston, Texas 77002-4804, Attention of Stephen A. Thorington (Telecopy No. (713) 654-1523);

                        (ii) if to the Administrative Agent, to it at One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Loan and Agency Services, Muniram Appanna (Telecopy No. (212) 552-2261), with a copy to 600 Travis, 20th Floor, Houston, Texas 77002, Attention of June Brand (Telecopy No. (713) 216-4117, and for all other correspondence other than borrowings, continuation, conversion and Letter of Credit requests 600 Travis, 20th Floor, Houston, Texas 77002, Attention of Robert C. Mertensotto (Telecopy No. (713) 216-4117); and

                        (iii) if to any other Lender, in its capacity as such, or any other Lender in its capacity as an Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

                (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to ARTICLE II, ARTICLE III, ARTICLE IV and
ARTICLE V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

                (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

        Section 12.02   Waivers; Amendments.

                (a) No failure on the part of the Administrative Agent, any Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, each Issuing Bank and the

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Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

                (b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase the Commitment or the Maximum Credit Amount of any Lender without the written consent of such Lender, (ii) increase the Borrowing Base without the written consent of all of the Lenders, decrease or maintain the Borrowing Base without the consent of Super-majority Lenders or modify Section
2.07 without the written consent of all of the Lenders, (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Indebtedness hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iv) postpone the scheduled date of payment or prepayment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or any other Indebtedness hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date without the written consent of each Lender affected thereby, (v) change Section 4.01(b) or
Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vi) waive or amend Section 3.04(c), Section 6.01, Section 8.14, Section 10.02(c) or Section
12.15 or change the definition of the terms "Domestic Subsidiary", "Foreign Subsidiary", "Material Domestic Subsidiary" or "Subsidiary", without the written consent of each Lender, (vii) release any Guarantor (except as set forth in the Guaranty Agreement) or release all or substantially all of the collateral (other than as provided in Section 11.09), without the written consent of each Lender, or (viii) change any of the provisions of this Section 12.02(b) or the definitions of "Super-majority Lenders" or "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be. Notwithstanding the foregoing, any supplement to Schedule 7.15 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.

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        Section 12.03   Expenses, Indemnity; Damage Waiver.

                (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Taxes, assessments and other charges incurred by any Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit issued by such Issuing Bank or any demand for payment thereunder, (iv) all out-of-pocket expenses incurred by any Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for any Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                (b) THE BORROWER SHALL INDEMNIFY EACH AGENT, EACH ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE BORROWER OR ANY RESTRICTED SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, (A) ANY REFUSAL BY ANY ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER

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OF CREDIT ISSUED BY SUCH ISSUING BANK IF THE DOCUMENTS PRESENTED IN CONNECTION
WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR (B) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS,
(vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS,
(viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO

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HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SUCH INDEMNITEE.

                (c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent or any Issuing Bank under Section 12.03(a) or (b), each Lender severally agrees to pay to such Agent or such Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent or such Issuing Bank in its capacity as such.

                (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                (e) All amounts due under this Section 12.03 shall be payable not later than 10 days after written demand therefor.

                (f) Notwithstanding any other provisions of this Section 12.03, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower and the Guarantors to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

        Section 12.04   Successors and Assigns.

                (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, each Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                (b)     (i)   Subject to the conditions set forth in Section
12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

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                              (A) the Borrower, provided that no consent of the
Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

                              (B) the Administrative Agent, provided that no
consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

                        (ii) Assignments shall be subject to the following additional conditions:

                              (A) except in the case of an assignment to a
Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

                              (B) each partial assignment shall be made as an
assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                              (C) the parties to each assignment shall execute
and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

                              (D) the assignee, if it shall not be a Lender,
shall deliver to the Administrative Agent an Administrative Questionnaire; and

                              (E) in the case of an assignment to a CLO, the
assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement, provided that the Assignment and Assumption between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver described in the first proviso to Section 12.02 that affects such CLO.

                        (iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

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                        (iv)  The Administrative Agent, acting for this purpose
as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, each Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, each Issuing Bank and each Lender.

                        (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b) and any written consent to such assignment required by Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

                (c)     (i)   Any Lender may, without the consent of the
Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 12.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01,
Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender.

                (ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to

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        receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.03(e) as though it were a Lender.

                (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 12.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

        Section 12.05   Survival; Revival; Reinstatement.

                (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02,
Section 5.03 and Section 12.03 and ARTICLE XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

                (b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

        Section 12.06   Counterparts; Integration; Effectiveness.

                (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

                (b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement and the other Loan Documents (other than the Letters of Credit and the Letter of Credit Agreements) represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                (c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

        Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

        Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Restricted Subsidiary against any of and all the obligations of the Borrower or any Restricted Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

        Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
PROCESS.

                (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

                (c) THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE SPECIAL POWER, AMPLE AND SUFFICIENT, TO CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, THIRTEENTH FLOOR, NEW YORK, NEW YORK, 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO THE BORROWER SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION. EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

                (d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM

THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

        Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

        Section 12.11 Confidentiality. Each of the Administrative Agent, each Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (provided that such Person agrees in writing to be bound by the provisions of this Section 12.11) or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and its obligations (provided that such Person agrees in writing to be bound by the provisions of this Section 12.11), (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 12.11, "Information" means all information received from the Borrower or any Restricted Subsidiary relating to the Borrower or any Restricted Subsidiary and their businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower or a Restricted Subsidiary; provided that, in the case of information received from the Borrower or any Restricted Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

        Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the actual full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12.

        Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT

THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

        Section 12.14 Specified Senior Indebtedness. The Parties acknowledge and agree that the Indebtedness hereunder is specifically designated "Designated Senior Indebtedness" as required by the 2002 Senior Subordinated Indenture pursuant to which the 2002 Senior Subordinated Notes have been issued.

        Section 12.15 Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to those Lenders or their Affiliates which are counterparties to any Swap Agreement with the Borrower or any of its Subsidiaries on a pro rata basis in respect of any obligations of the Borrower or any of its Subsidiaries which arise under any such Swap Agreement that is in effect while such Person or its Affiliate is a Lender, but only while such Person or its Affiliate is a Lender, including any Swap Agreements between such Persons in existence prior to the Effective Date. No Lender or any Affiliate of a Lender shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.

        Section 12.16 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and the Issuing Bank to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent, any other Agent, the Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries.

                          [SIGNATURES BEGIN NEXT PAGE]

        The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                             PLAINS EXPLORATION & PRODUCTION
                                      COMPANY


                                      By:    /s/ Stephen A. Thorington
                                           ----------------------------------
                                             Stephen A. Thorington
                                             Executive Vice President and
                                             Chief Financial Officer

                       [Signature Page- Credit Agreement]

ADMINISTRATIVE AGENT:                 JPMORGAN CHASE BANK, as a Lender and as
                                      Administrative Agent

                                      By:    /s/ Robert C. Mertensotto
                                           ----------------------------------
                                             Robert C. Mertensotto
                                                   Managing Director


                       [Signature Page- Credit Agreement]

                                      BANK ONE, NA (MAIN OFFICE CHICAGO)
                                      as a Lender and as a Co-Syndication Agent


                                      By:    /s/ Charles Kingswell-Smith
                                           ----------------------------------
                                      Name:  Charles Kingswell-Smith
                                      Title: Director


                       [Signature Page- Credit Agreement]

                                      BMO NESBITT BURNS FINANCING, INC.,
                                      as a Lender and as a Co-Syndication Agent


                                      By:    /s/ James B. Whitmore
                                           ----------------------------------
                                      Name:  James B. Whitmore
                                      Title: Managing Director


                       [Signature Page- Credit Agreement]

                                      BNP PARIBAS, as a Lender and as a
                                      Co-Documentation Agent


                                      By:    /s/ Betsy Jocher
                                           ----------------------------------
                                      Name:  Betsy Jocher
                                      Title: Vice President

                                      By:    /s/ Polly Schott
                                           ----------------------------------
                                      Name:  Polly Schott
                                      Title: Vice President


                       [Signature Page- Credit Agreement]

                                      THE BANK OF NOVA SCOTIA, as a Lender and as a Co-Documentation Agent


                                      By:    /s/ N. Bell
                                           ----------------------------------
                                      Name:  N. Bell
                                      Title: Senior Manager


                       [Signature Page- Credit Agreement]

                                      BANK OF SCOTLAND, as a Lender and as a
                                      Managing Agent

                                      By:    /s/ Annie Glynn
                                           ----------------------------------
                                             Annie Glynn
                                             Senior Vice President


                       [Signature Page- Credit Agreement]

                                      FLEET NATIONAL BANK, as a Lender and as a Managing Agent


                                      By:    /s/ Michael Brochetti
                                           ----------------------------------
                                      Name:  Michael Brochetti
                                      Title: Director


                       [Signature Page- Credit Agreement]

                                      FORTIS CAPITAL CORP., as a Lender and as a Managing Agent


                                      By:    /s/ Deirdre Sanborn
                                           ----------------------------------
                                      Name:  Deirdre Sanborn
                                      Title: Vice President

                                      By:    /s/ Darrell W. Holley
                                           ----------------------------------
                                      Name:  Darrell W. Holley
                                      Title: Managing Director


                       [Signature Page- Credit Agreement]

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, as a Lender and as a Managing
                                      Agent


                                      By:    /s/ David Humphreys
                                           ----------------------------------
                                      Name:  David Humphreys
                                      Title: Vice President


                       [Signature Page- Credit Agreement]

                                      WELLS FARGO BANK TEXAS, NATIONAL
                                      ASSOCIATION, as a Lender and as a Managing
                                      Agent


                                      By:    /s/ Paul A. Squires
                                           ----------------------------------
                                      Name:  Paul A. Squires
                                      Title: Vice President


                       [Signature Page- Credit Agreement]

                                      CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Lender


                                      By:    /s/ Olivier Audemard
                                           ----------------------------------
                                      Name:  Olivier Audemard
                                      Title: Senior Vice President


                       [Signature Page- Credit Agreement]

                                      COMERICA BANK - TEXAS, as a Lender


                                      By:    /s/ M.W. Nepveux
                                           ----------------------------------
                                      Name:  M.W. Nepveux
                                      Title: Vice President


                       [Signature Page- Credit Agreement]

                                      DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS, as a Lender


                                      By:    /s/ Marcus M. Tarkington
                                           ----------------------------------
                                      Name:  Marcus M. Tarkington
                                      Title: Director

                                      By:
                                           ----------------------------------
                                      Name:
                                      Title:


                       [Signature Page- Credit Agreement]

                                      TORONTO DOMINION (TEXAS), INC.,
                                      as a Lender

                                      By:    /s/ Rachel Suiter
                                           ----------------------------------
                                      Name:  Rachel Suiter
                                      Title: Vice President


                       [Signature Page- Credit Agreement]

                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

                  NAME OF LENDER                      APPLICABLE PERCENTAGE     MAXIMUM CREDIT AMOUNT
 -----------------------------------------------------------------------------------------------------------
 JPMorgan Chase Bank                                         8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Bank One, NA (Main Office Chicago)                          8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 BMO Nesbitt Burns Financing, Inc.                           8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 BNP Paribas                                                 8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 The Bank of Nova Scotia                                     8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Bank of Scotland                                            8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Fleet National Bank                                         8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Fortis Capital Corp.                                        8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Wachovia Bank, National Association                         8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Wells Fargo Bank Texas, National Association                8.00%                 $  40,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Comerica Bank - Texas                                       5.00%                 $  25,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Credit Lyonnais New York Branch                             5.00%                 $  25,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Deutsche Bank Trust Company Americas                        5.00%                 $  25,000,000.00
 -----------------------------------------------------------------------------------------------------------
 Toronto Dominion (Texas), Inc.                              5.00%                 $  25,000,000.00
 -----------------------------------------------------------------------------------------------------------
 TOTAL                                                     100.00%                 $ 500,000,000.00
 -----------------------------------------------------------------------------------------------------------

                                   Annex I - 1

                                    EXHIBIT A
                                  FORM OF NOTE

$[             ]                                           [          ], 200[  ]

        FOR VALUE RECEIVED, PLAINS EXPLORATION & PRODUCTION COMPANY, a Delaware
corporation (the "Borrower"), hereby promises to pay to the order of [         ]
(the "Lender"), at the principal office of JPMORGAN CHASE BANK, as
administrative agent (the "Administrative Agent"), at [         ], the principal
sum of [         ] Dollars ($[          ]) (or such lesser amount as shall equal
the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

        This Note is one of the Notes referred to in the Credit Agreement dated as of April 4, 2003 among the Borrower, the Administrative Agent, and the other agents and lenders signatory thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Credit Agreement as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

        This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                        PLAINS EXPLORATION & PRODUCTION
                                        COMPANY

                                        By:
                                             -----------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  Exhibit A - 1

                                    EXHIBIT B
                                     FORM OF
                             COMPLIANCE CERTIFICATE

        The undersigned hereby certifies that he/she is the [       ] of PLAINS
EXPLORATION & PRODUCTION COMPANY, a Delaware corporation (the "Borrower"), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of April 4, 2003 (together with all amendments, restatements, supplements or other modifications thereto being the "Agreement") among the Borrower, JPMORGAN CHASE BANK, as Administrative Agent, and the other agents and lenders (the "Lenders") which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

        (a)     The representations and warranties of the Borrower contained in
Article VII of the Agreement and in the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

        (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof [or specify default and describe].

        (c) Since December 31, 2002, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Restricted Subsidiary which could reasonably be expected to have a Material Adverse Effect [or specify event].

        (d) There exists no Default or Event of Default [or specify Default and describe].

        (e) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 9.01 as of the end of the [fiscal quarter][fiscal year] ending ______.

        EXECUTED AND DELIVERED this [       ] day of [            ].

                                        PLAINS EXPLORATION & PRODUCTION
                                        COMPANY

                                        By:
                                             -----------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  Exhibit B - 1

                                   EXHIBIT C-1
                              SECURITY INSTRUMENTS

        1) Guaranty and Collateral Agreement dated on or prior to the Effective Date by the Borrower and Plains Illinois Inc., Arguello Inc., Plains E&P Company, PMCT Inc., Plains Resources International Inc. and PXP Gulf Coast Inc., as the Guarantors, in favor of the Administrative Agent and the Lenders.

        2)      Financing Statements in respect of item 1 by the Borrower.

        3)      Stock Powers delivered in respect of item 1 by the Borrower.

                a)      Plains Illinois Inc., a Delaware corporation

                b)      Arguello Inc., a Delaware corporation

                c)      Plains E&P Company, a Delaware corporation

                d)      PMCT Inc., a Delaware corporation

                e) Plains Resources International Inc., a Delaware corporation

                f)      PXP Gulf Coast Inc.

4) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated on or prior to the Effective Date by the Borrower, as Trustor, in favor of Robert C. Mertensotto, as Trustee, for the benefit the Administrative Agent, the Lenders and others.

5)      Financing Statement in respect of item 4.

6) Mortgage, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated on or prior to the Effective Date by Plains Illinois Inc., as mortgagor, in favor of JPMorgan Chase Bank, as Administrative Agent, as Mortgagee, for the benefit of itself, the Lenders and others. (to be filed in Illinois)

7)      Financing Statement in respect of item 6.

8) Mortgage, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated on or prior to the Effective Date by Plains Illinois Inc., as mortgagor, in favor of JPMorgan Chase Bank, as Administrative Agent, as Mortgagee, for the benefit of itself, the Lenders and others. (to be filed in Indiana)

9)      Financing Statement in respect of item 8.

10) Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated on or prior to the Effective Date by Arguello Inc., as Trustor, in favor of Robert C. Mertensotto, as Trustee for the benefit of the Administrative Agreement, the Lenders and others.

                                 Exhibit C-1 - 1

11)     Financing Statement in respect of item 10.

12) Deed of Trust, Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated on or prior to the Effective Date by PXP Gulf Coast Inc., as Trustor, in favor of Robert C. Mertensotto, as Trustee for the benefit of the Administrative Agreement, the Lenders and others. (to be filed in Texas, Louisiana, New Mexico and Oklahoma)

13)     Financing Statement in respect of item 12.

                                 Exhibit C-1 - 2

                                   EXHIBIT C-2
                    FORM OF GUARANTY AND COLLATERAL AGREEMENT

                                 Exhibit C-2 - 1

                                    EXHIBIT D
                        FORM OF ASSIGNMENT AND ASSUMPTION

        Reference is made to the Credit Agreement dated as of April 4, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among PLAINS EXPLORATION & PRODUCTION COMPANY, a Delaware corporation, the Lenders named therein and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

        The Assignor named herein hereby sells and assigns, without recourse, to the Assignee named herein, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth herein, the interests set forth on the grid below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the grid below in the Maximum Credit Amount of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit and LC Disbursements held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the other Loan Documents. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

        As consideration for the sale and assignment contemplated hereby, the Assignee shall, on the Assignment Date, pay to the Assignor an amount equal to the principal amount of Loans assigned by the Assignor to the Assignee as set forth in the grid below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

        The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Administrative Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

        The Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Loan Documents, or for the value, validity,

                                  Exhibit D- 1
effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Loan Documents or any other document referred to or provided for therein or for any failure by the Borrower or any other Person to perform any of its obligations thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or any of its Subsidiaries or any other obligor or guarantor, or any other matter relating to the Loan Documents or any extension of credit thereunder.

        Promptly following the receipt by the Assignor of the consideration required to be paid to it by the Assignee hereunder, the Assignor shall, in the manner contemplated by Section 2.02(d) of the Credit Agreement: (i) deliver to the Administrative Agent the Note held by the Assignor, and (ii) notify the Administrative Agent to request that the Borrower execute and deliver a new Note to (A) the Assignee, dated as of the Assignment Date, in the principal amount equal to the Maximum Credit Amount of the Assignee after giving effect to the sale and assignment contemplated hereby and (B) the Assignor, if the Assignor has assigned less than the full amount of its Maximum Credit Amount to the Assignee, dated as of the Assignment Date, in the principal amount equal to the Maximum Credit Amount of the Assignor after giving effect to the sale and assignment contemplated hereby.

        This Assignment and Assumption is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 5.03(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 12.04(b) of the Credit Agreement.

        This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

Legal Name of the Assignor:  [             ]

Legal Name of Assignee:  [             ]

Assignee's Address for Notices:     [              ]
                                    [              ]

Effective Date of Assignment ("Assignment Date"):  [      ], 200[ ]

                                  Exhibit D- 2

                                                                                                 APPLICABLE
                                                                                            PERCENTAGE ASSIGNED
                                                                          PARTICIPATIONS      (SET FORTH AS A
                                      MAXIMUM            PRINCIPAL           IN LETTERS       PERCENTAGE OF THE
                                       CREDIT             AMOUNT             OF CREDIT            AGGREGATE
                                       AMOUNT            OF LOANS             AND LC            MAXIMUM CREDIT
      ASSIGNORS                       ASSIGNED           ASSIGNED          DISBURSEMENTS            AMOUNTS)
----------------------------------------------------------------------------------------------------------------------
[                     ]                 $ [  ]             $ [  ]              $ [  ]                 [   ]%
----------------------------------------------------------------------------------------------------------------------
[                     ]                 $ [  ]             $ [  ]              $ [  ]                 [   ]%
----------------------------------------------------------------------------------------------------------------------
[                     ]                 $ [  ]             $ [  ]              $ [  ]                 [   ]%
----------------------------------------------------------------------------------------------------------------------
[                     ]                 $ [  ]             $ [  ]              $ [  ]                 [   ]%
----------------------------------------------------------------------------------------------------------------------
[                     ]                 $ [  ]             $ [  ]              $ [  ]                 [   ]%
----------------------------------------------------------------------------------------------------------------------
Totals                                  $ [  ]             $ [  ]              $ [  ]                 [   ]%
----------------------------------------------------------------------------------------------------------------------

                                  Exhibit D- 3

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed by their respective officers thereunto duly authorized, as of the Assignment Date.

ASSIGNORS:                                  [            ], as Assignor

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                  Exhibit D- 4

                                            [            ],
                                            as Assignor

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                  Exhibit D- 5

                                            [            ],
                                            as Assignor

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                  Exhibit D- 6

                                            [            ],
                                            as Assignor

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                  Exhibit D- 7

                                            [            ],
                                            as Assignor

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                  Exhibit D- 8

ASSIGNEE:                                   [            ], as Assignee

                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                                  Exhibit D- 9

The undersigned hereby consent to the within assignments:/1/

PLAINS EXPLORATION &                            JPMORGAN CHASE BANK,
PRODUCTION COMPANY                              as Administrative Agent,

By:                                             By:
   ---------------------------------               -----------------------------
         [Name]                                          [Name]
         [Title                                          [Title]

----------
/1/ Consents to be included to the extent required by Section 12.04(b) of the Credit Agreement.

                                  Exhibit D- 10